-------------------- ---------------------------------- -----------------------
[BEAR STEARNS LOGO OMITTED]     June 11, 2004       [MERRILL LYNCH LOGO OMITTED]
-------------------- ---------------------------------- -----------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                   ------------------------------------------

                                  $895,241,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

                   ------------------------------------------

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                            AS MORTGAGE LOAN SELLERS

                   ------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                             ASSUMED
                                    INITIAL                                                    PRINCIPAL      FINAL
                  APPROX. SIZE   PASS-THROUGH       RATINGS       SUBORDINATION     WAL         WINDOW     DISTRIBUTION
      CLASS        (FACE) (1)        RATE       (MOODY'S/FITCH)       LEVELS      (YRS.)(2)    (MO.) (2)     DATE(2)
------------------------------------------------------------------------------------------------------------------------

       A-1         $213,000,000                    AAA / AAA          11.625%         5.85       1-112       10/11/13
------------------------------------------------------------------------------------------------------------------------
       A-2         $630,914,000                    AAA / AAA          11.625%         9.75      112-120       6/11/14
------------------------------------------------------------------------------------------------------------------------
        B           $19,098,000                     AA2 / AA           9.625%        10.12      120-128       2/11/15
------------------------------------------------------------------------------------------------------------------------
        C            $8,356,000                    AA3 / AA-           8.750%        11.31      128-142       4/11/16
------------------------------------------------------------------------------------------------------------------------
        D           $14,324,000                      A2 / A            7.250%        11.78      142-142       4/11/16
------------------------------------------------------------------------------------------------------------------------
        E            $9,549,000                     A3 / A-            6.250%        11.78      142-142       4/11/16
------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a permitted variance of plus or minus 5%.

(2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

BEAR, STEARNS & CO. INC.                                   MERRILL LYNCH & CO.
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

                       WELLS FARGO BROKERAGE SERVICES, LLC
                                   Co-Manager

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


TRANSACTION FEATURES

o    Sellers:

         ---------------------------------------------------------------------------------------
                                                         NO. OF      CUT-OFF DATE
                            SELLERS                       LOANS      BALANCE ($)     % OF POOL
         ---------------------------------------------------------------------------------------
         Prudential Mortgage Capital Funding, LLC           33       $419,917,977       43.97%
         Bear Stearns Commercial Mortgage, Inc.             16       $317,585,788       33.26%
         Wells Fargo Bank, National Association             30       $217,420,559       22.77%
         ---------------------------------------------------------------------------------------
         TOTAL:                                             79       $954,924,323      100.00%
         ---------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $12,087,650

     o    Largest Mortgage Loan by Cut-off Date Balance: $131,962,500

     o Five largest and ten largest loans: 39.6% and 56.3% of pool, respectively

o       Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 2.12x

     o Weighted average cut-off date loan-to-value ratio of 64.0%; weighted average balloon loan-to-value ratio of 53.1%

o    Property Types:

                                [CHART OMITTED]

                         Self-Storage:          2.1%
                         Mixed Use:             0.4%
                         Manufactured Housing:  0.3%
                         Office:               47.9%
                         Retail:               33.4%
                         Multifamily:           7.5%
                         Industrial:            5.5%
                         Hospitality:           3.0%

o    Call Protection:

     o 62.4% of the pool (55 loans) has a lockout period ranging from 25 to 48 payments from origination, then defeasance provisions.

     o 12.5% of the pool (10 loans) has a lockout period ranging from 26 to 49 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o 4.7% of the pool (11 loans) has a lockout period of 35 payments or more from origination, then either yield maintenance or defeasance.

     o 14.1% of the pool (2 loans) has a no lockout period from origination, but prepayments require the greater of a prepayment premium or yield maintenance.

     o 6.3% of the pool (1 loan) has a lockout period of 37 payments, then provides for defeasance with U.S. Government Securities followed by yield maintenance, or prepayment as described in the Footnotes To Appendix B in the Prospectus Supplement.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


OFFERED CERTIFICATES
--------------------

---------------------------------------------------------------------------------------------------------------------------------

                 INITIAL                                             AVERAGE      PRINCIPAL      ASSUMED FINAL       INITIAL
              CERTIFICATE       SUBORDINATION         RATINGS         LIFE         WINDOW        DISTRIBUTION     PASS-THROUGH
  CLASS        BALANCE(1)           LEVELS        (MOODY'S/FITCH)   (YRS.)(2)      (MO.)(2)         DATE(2)          RATE(3)
---------------------------------------------------------------------------------------------------------------------------------
A-1           $213,000,000          11.625%          Aaa / AAA          5.85         1-112         10/11/13
---------------------------------------------------------------------------------------------------------------------------------
A-2           $630,914,000          11.625%          Aaa / AAA          9.75        112-120         6/11/14
---------------------------------------------------------------------------------------------------------------------------------
B              $19,098,000           9.625%          Aa2 / AA          10.12        120-128         2/11/15
---------------------------------------------------------------------------------------------------------------------------------
C               $8,356,000           8.750%          Aa3 / AA-         11.31        128-142         4/11/16
---------------------------------------------------------------------------------------------------------------------------------
D              $14,324,000           7.250%           A2 / A           11.78        142-142         4/11/16
---------------------------------------------------------------------------------------------------------------------------------
E               $9,549,000           6.250%           A3 / A-          11.78        142-142         4/11/16
---------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)
--------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                                                 PRINCIPAL /                         INITIAL
                 INITIAL                                             AVERAGE       NOTIONAL      ASSUMED FINAL    PASS-THROUGH
              CERTIFICATE       SUBORDINATION         RATINGS          LIFE      WINDOW (MO.)    DISTRIBUTION        RATE(3)
  CLASS      BALANCE(1) (5)         LEVELS        (MOODY'S/FITCH)   (YRS.)(2)        (2)            DATE(2)
---------------------------------------------------------------------------------------------------------------------------------
X             $954,924,323           n/a            Aaa / AAA          9.26          1-224          2/11/23
---------------------------------------------------------------------------------------------------------------------------------
F               $9,549,000           5.250%         Baa1/ BBB+         13.07        142-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
G               $8,356,000           4.375%         Baa2 / BBB         14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
H              $10,743,000           3.250%         Baa3 / BBB-        14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
J               $3,581,000           2.875%          Ba1 / BB+         14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
K               $4,774,000           2.375%          Ba2 / BB          14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
L               $4,775,000           1.875%          Ba3 / BB-         14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
M               $2,387,000           1.625%           B1 / B+          14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
N               $2,388,000           1.375%           B2 / B           14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
P               $2,387,000           1.125%           B3 / B-          14.78        178-178         4/11/19
---------------------------------------------------------------------------------------------------------------------------------
Q              $10,743,323            --              NR / NR          15.23        178-224         2/11/23
---------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Subject to a permitted variance of plus or minus 5%.

          (2) Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (3) The Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N, P and Q Certificates will each accrue interest at one of the following:
               (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X Certificates will accrue interest at a variable rate.

          (4)  Certificates to be offered privately pursuant to Rule 144A.

          (5) The Class X Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                       Public: Classes A-1, A-2, B, C, D and E (the "Offered Certificates").
                                  Private (Rule 144A): Classes X, F, G, H, J, K, L, M, N, P and Q.

Securities Offered:               $895,241,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including six principal and interest classes (Classes
                                  A-1, A-2, B, C, D and E).

Sellers:                          Prudential Mortgage Capital Funding, LLC ("PMCF"); Bear Stearns Commercial
                                  Mortgage, Inc. ("BSCMI"); Wells Fargo Bank, National Association ("WFB")

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Co-Manager:                       Wells Fargo Brokerage Services, LLC

Master Servicers: (1)             Prudential Asset Resources, Inc. (with respect to the mortgage loans sold by PMCF)
                                  Wells Fargo Bank, National Association (with respect to the loans sold by BSCMI and WFB, except for the GIC Office Portfolio, which will be master serviced by Wachovia Bank
                                  National Association)

Special Servicers: (1)            ARCap Servicing, Inc., except for the GIC Office Portfolio, which will be specially serviced by Lennar Partners, Inc. and the Shell Plaza Loan, which will be specially serviced by Prudential Asset Resources Inc.

Certificate Administrator:        Wells Fargo Bank Minnesota, National Association

Trustee:                          LaSalle Bank National Association

Fiscal Agent:                     ABN AMRO Bank N.V.

Cut-Off Date:                     June 1, 2004 (2)

Expected Closing Date:            On or about June 30, 2004.

Distribution Dates:               The 11th of each month, commencing in July 2004 (or if the 11th is not a business day, the next succeeding business day).

Minimum Denominations:            $25,000 for the Class A-1 and A-2 Certificates, $100,000 for other Offered Certificates, and in multiples of $1 thereafter.

Delivery:                         DTC, Euroclear and Clearstream.

ERISA/SMMEA                       Status: Classes A-1, A-2, B, C, D and E are expected to be ERISA eligible. No Class of
                                  Certificates is SMMEA eligible.

Rating Agencies:                  The Offered Certificates will be rated by Moody's Investors Service, Inc. and Fitch, Inc.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION OF THE
                                  PROSPECTUS.

(1) The GIC Office Portfolio is principally serviced and administered under a separate pooling and servicing agreement relating to the LB-UBS Commercial Mortgage Trust 2004-C1.

(2) The Cut-Off Date is June 1, 2004 with respect to all mortgage loans except for GIC Office Portfolio which will have a Cut-Off Date of June 8, 2004.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


III. COLLATERAL CHARACTERISTICS
     --------------------------

CUT-OFF DATE BALANCE ($)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS    BALANCE ($)   POOL
----------------------------------------------------------
1,043,430 - 1,999,999       11     17,127,149      1.8
2,000,000 - 2,999,999       10     25,559,258      2.7
3,000,000 - 4,999,999       16     64,827,377      6.8
5,000,000 - 6,999,999       13     81,199,918      8.5
7,000,000 - 8,999,999        6     49,361,807      5.2
9,000,000 - 10,999,999       6     59,326,000      6.2
11,000,000 - 12,999,999      1     12,750,000      1.3
13,000,000 - 14,999,999      2     27,849,702      2.9
17,000,000 - 18,999,999      2     34,450,031      3.6
19,000,000 - 20,999,999      1     20,000,000      2.1
21,000,000 - 30,999,999      3     81,770,613      8.6
31,000,000 - 40,999,999      3    102,321,368     10.7
41,000,000 - 84,999,999      3    161,418,601     16.9
85,000,000 - 131,962,500     2    216,962,500     22.7
----------------------------------------------------------
TOTAL:                      79    954,924,323    100.0
----------------------------------------------------------
Min: 1,043,430    Max: 131,962,500    Average: 12,087,650
----------------------------------------------------------

STATE
----------------------------------------------------------
                          NO. OF    AGGREGATE
                        MORTGAGED  CUT-OFF DATE   % OF
                       PROPERTIES   BALANCE ($)    POOL
----------------------------------------------------------
Texas                        9     191,632,448     20.1
California                  24     182,081,428     19.1
        Southern California 17     141,035,762     14.8
        Northern California  7      41,045,667      4.3
Massachusetts                5     102,855,125     10.8
Illinois                     5      97,953,906     10.3
District of Columbia         1      59,974,762      6.3
New York                     5      46,162,550      4.8
Florida                      4      39,930,106      4.2
Washington                   3      32,746,310      3.4
Utah                         3      28,175,106      3.0
Michigan                     2      23,688,863      2.5
Other                       34     149,723,719     15.7
----------------------------------------------------------
 TOTAL:                     95     954,924,323    100.0
----------------------------------------------------------

PROPERTY TYPE
----------------------------------------------------------
                          NO. OF    AGGREGATE
                        MORTGAGED  CUT-OFF DATE   % OF
                       PROPERTIES   BALANCE ($)    POOL
----------------------------------------------------------
Office                     30      457,295,274      7.9
Retail                     31      319,188,363      3.4
Multifamily                12       71,274,809      7.5
Industrial                 12       52,302,378      5.5
Hospitality                 1       28,300,000      3.0
Self-Storage                5       19,587,939      2.1
Mixed Use                   2        3,987,918      0.4
Manufactured Housing        2        2,987,639      0.3
------------------------------------------------------------
TOTAL:                     95      954,924,323    100.0
------------------------------------------------------------



MORTGAGE RATE (%)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS   BALANCE ($)    POOL
----------------------------------------------------------
 4.6400% - 4.9999%           3    139,327,816     14.6
 5.0000% - 5.2499%           5    126,974,047     13.3
 5.2500% - 5.4999%          11    113,629,369     11.9
 5.5000% - 5.7499%          19    187,381,862     19.6
 5.7500% - 5.9999%          23    309,150,706     32.4
 6.0000% - 6.2499%          11     52,963,938      5.5
 6.2500% - 6.4999%           3     13,688,041      1.4
 6.5000% - 6.7499%           3      5,522,012      0.6
 6.7500% - 6.8000%           1      6,286,533      0.7
----------------------------------------------------------
TOTAL:                      79    954,924,323    100.0
----------------------------------------------------------
 Min: 4.6400         Max: 6.8000         Wtd Avg: 5.5348
----------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS   BALANCE ($)    POOL
----------------------------------------------------------
60                           4      42,325,316     4.4
61 - 84                      3      17,500,000     1.8
85 - 120                    63     764,644,615    80.1
121 - 240                    9     130,454,393    13.7
----------------------------------------------------------
TOTAL:                      79     954,924,323   100.0
----------------------------------------------------------
 Min: 60              Max: 240            Wtd Avg: 123
----------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS   BALANCE ($)    POOL
----------------------------------------------------------
58 - 60                      4     42,325,316      4.4
61 - 84                      3     17,500,000      1.8
85 - 120                    65    773,467,405     81.0
121 - 224                    7    121,631,603     12.7
----------------------------------------------------------
 TOTAL:                     79     954,924,323   100.0
----------------------------------------------------------
 Min: 58               Max: 224           Wtd Avg: 120
----------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS   BALANCE ($)    POOL
----------------------------------------------------------
37.50 - 40.00                 1     131,962,500   13.8
40.01 - 45.00                 1       1,666,016    0.2
45.01 - 50.00                 4     117,605,665   12.3
50.01 - 55.00                 1       2,747,126    0.3
55.01 - 60.00                10      35,244,599    3.7
60.01 - 65.00                 7      24,663,155    2.6
65.01 - 70.00                20     246,897,315   25.9
70.01 - 75.00                21     233,783,320   24.5
75.01 - 80.10                14     160,354,627   16.8
----------------------------------------------------------
TOTAL:                       79     954,924,323   100.0
----------------------------------------------------------
 Min: 37.5              Max: 80.1         Wtd Avg: 64.0
----------------------------------------------------------



LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS   BALANCE ($)    POOL
----------------------------------------------------------
   00.40 - 30.00             2      7,811,441      0.8
   30.01 - 40.00             3    136,410,541     14.3
   40.01 - 45.00             4     32,759,617      3.4
   45.01 - 50.00            13    134,046,567     14.0
   50.01 - 55.00            14    180,433,901     18.9
   55.01 - 60.00            17    181,357,589     19.0
   60.01 - 65.00            16    146,308,287     15.3
   65.01 - 70.00             8    101,946,381     10.7
   70.01 - 72.50             2     33,850,000      3.5
----------------------------------------------------------
TOTAL:                      79    954,924,323    100.0
----------------------------------------------------------
 Min: 0.4               Max: 72.5          Wtd Avg: 53.1
----------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
----------------------------------------------------------
                          NO. OF    AGGREGATE
                         MORTGAGE  CUT-OFF DATE   % OF
                           LOANS   BALANCE ($)    POOL
----------------------------------------------------------
   1.160 - 1.199             1      8,263,770     0.9
   1.200 - 1.249             3     11,893,113     1.2
   1.250 - 1.299             5     47,630,436     5.0
   1.300 - 1.349             6     97,781,425    10.2
   1.350 - 1.399            13     83,462,679     8.7
   1.400 - 1.449            12     91,826,945     9.6
   1.450 - 1.499             8    164,341,696    17.2
   1.500 - 1.549             3     12,375,042     1.3
   1.550 - 1.599             5     42,216,960     4.4
   1.600 - 1.649             2     12,645,699     1.3
   1.650 - 1.699             4     42,295,483     4.4
   1.700 - 1.749             3     12,157,102     1.3
   1.750 - 1.799             3     10,860,458     1.1
   1.800 - 5.030            11    317,173,514    33.2
----------------------------------------------------------
TOTAL:                      79    954,924,323   100.0
----------------------------------------------------------
Min: 1.16               Max: 5.03          Wtd Avg: 2.12
----------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repyament dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The Loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by that mortgage loan and those related non-pooled pari passu companion loans collectively. In the case of the Shell Plaza and the GIC Office Portfolio, each of which has a related non-pooled subordinate mortgage loan, all numerical information does not reflect that subordinate indebtedness.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

IV. LARGE LOAN DESCRIPTION
    ----------------------


                                TEN LARGEST LOANS
                                -----------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                                          CUT-OFF DATE    % OF       UNITS/
  NO.               PROPERTY NAME                  CITY        STATE     PROPERTY TYPE      BALANCE        POOL        SF
-----------------------------------------------------------------------------------------------------------------------------
  1.    Shell Plaza (1)                        Houston          TX          Office        $131,962,500     13.8%   1,788,980
-----------------------------------------------------------------------------------------------------------------------------
  2.    GIC Office Portfolio (2)               Various        Various       Office         $85,000,000      8.9%   6,389,871
-----------------------------------------------------------------------------------------------------------------------------
  3.    Lincoln Square (3)                     Washington       DC          Office         $59,974,762      6.3%    404,095
-----------------------------------------------------------------------------------------------------------------------------
  4.    40 Landsdowne Street                   Cambridge        MA          Office         $57,923,338      6.1%    214,638
-----------------------------------------------------------------------------------------------------------------------------
  5.    One North State Street                 Chicago          IL          Retail         $43,520,501      4.6%    151,861
-----------------------------------------------------------------------------------------------------------------------------
  6.    Alexandria East Coast Portfolio        Various        Various       Office         $37,915,613      4.0%    205,223
-----------------------------------------------------------------------------------------------------------------------------
  7.    Ventura Gateway                        Ventura          CA          Retail         $32,905,755      3.4%    270,751
-----------------------------------------------------------------------------------------------------------------------------
  8.    Old Town Shopping Center (4)           Dallas           TX          Retail         $31,500,000      3.3%    265,146
-----------------------------------------------------------------------------------------------------------------------------
  9.    Redhawk Towne Center                   Temecula         CA          Retail         $28,970,613      3.0%    345,358
-----------------------------------------------------------------------------------------------------------------------------
 10.    Club Quarters                          New York         NY        Hospitality      $28,300,000      3.0%      289
-----------------------------------------------------------------------------------------------------------------------------
               TOTAL/WEIGHTED AVERAGE                                                     $537,973,082     56.3%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                  CUT-OFF
                                            LOAN PER    U/W         DATE       BALLOON
  NO.               PROPERTY NAME            UNIT/SF    DSCR        LTV         LTV
---------------------------------------------------------------------------------------
  1.    Shell Plaza (1)                       $73.76    5.03x      37.5%       34.3%
---------------------------------------------------------------------------------------
  2.    GIC Office Portfolio (2)             $109.55    2.92x      48.8%       45.6%
---------------------------------------------------------------------------------------
  3.    Lincoln Square (3)                   $395.78    1.31x      72.7%       53.5%
---------------------------------------------------------------------------------------
  4.    40 Landsdowne Street                 $269.87    1.47x      69.5%       53.9%
---------------------------------------------------------------------------------------
  5.    One North State Street               $286.58    1.49x      79.9%       68.0%
---------------------------------------------------------------------------------------
  6.    Alexandria East Coast Portfolio      $184.75    1.39x      72.4%       55.8%
---------------------------------------------------------------------------------------
  7.    Ventura Gateway                      $121.54    1.49x      67.8%       57.3%
---------------------------------------------------------------------------------------
  8.    Old Town Shopping Center (4)         $118.80    1.86x      68.2%       60.4%
---------------------------------------------------------------------------------------
  9.    Redhawk Towne Center                  $83.89    1.32x      74.9%       62.2%
---------------------------------------------------------------------------------------
 10.    Club Quarters                        $97,924    1.80x      46.4%       41.7%
---------------------------------------------------------------------------------------
               TOTAL/WEIGHTED AVERAGE                   2.58X      58.7%       49.4%
---------------------------------------------------------------------------------------

(1) The loan is interest-only for the initial 60 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization. In addition, the loan represents the Senior "A" portion of a $195,500,000 total mortgage debt. All Loan per Unit/SF, DSCR, and LTV numbers in this table are based on the $131,962,500 senior financing.

(2) The $85,000,000 loan represents a 12.14% pari passu interest in a $700,000,000 first mortgage loan. All Loan per Unit/SF, DSCR, and LTV numbers presented in the table are based on the entire first mortgage loan. The loan is interest only for the initial 60 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(3) The $59,974,762 loan represents a 37.50% pari passu interest in a $159,932,699 first mortgage loan. All Loan per Unit/SF, DSCR, and LTV numbers presented in the tables are based on the entire first mortgage loan.

(4) The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


V. SUMMARY OF SPLIT LOAN STRUCTURES
   --------------------------------

------------------------------------------------------------------------------------------------------------------------------
      PROPERTY NAME         RELATED NOTES IN LOAN     WHETHER NOTE IS HELD        HOLDER OF NOTE         WHETHER NOTE IS LEAD
                           GROUP (ORIGINAL BALANCE)   BY SERIES 2004-PWR4                                  SERVICER FOR THE
                                                           TRUST FUND                                    ENTIRE LOAN GROUP (1)
------------------------------------------------------------------------------------------------------------------------------
Shell Plaza                Senior A Note
------------------------------------------------------------------------------------------------------------------------------
                                 $131,962,500                 Yes            BSCMSI Series 2004 - PWR4            Yes


------------------------------------------------------------------------------------------------------------------------------
                           Subordinate B Note
------------------------------------------------------------------------------------------------------------------------------
                                 $63,537,500                   No            The Prudential Insurance             No
                                                                                Company of America
------------------------------------------------------------------------------------------------------------------------------
GIC Office Portfolio       Senior A Notes (pari passu with each other)
------------------------------------------------------------------------------------------------------------------------------
                                 $200,000,000                  No                LB-UBS Commercial                Yes
                                                                              Mortgage Trust, Series
                                                                                      2004-C1
------------------------------------------------------------------------------------------------------------------------------
                                 $150,000,000                  No                LB-UBS Commercial                No
                                                                              Mortgage Trust, Series
                                                                                      2004-C2
------------------------------------------------------------------------------------------------------------------------------
                                 $90,000,000                   No             Morgan Stanley Mortgage             No
                                                                               Capital I Inc. Series
                                                                                   2004 - TOP13
------------------------------------------------------------------------------------------------------------------------------
                                 $110,000,000                  No             Morgan Stanley Mortgage             No
                                                                               Capital I Inc. Series
                                                                                    2004 - HQ3
------------------------------------------------------------------------------------------------------------------------------
                                 $85,000,000                  Yes            BSCMSI Series 2004 - PWR4            No

------------------------------------------------------------------------------------------------------------------------------
                               $65,000,000 (4)               No (4)           Morgan Stanley Mortgage             No
                                                                                 Capital, Inc. (4)
------------------------------------------------------------------------------------------------------------------------------
                           Subordinate B Note
------------------------------------------------------------------------------------------------------------------------------
                                 $125,000,000                  No              Unrelated Third Party              No
------------------------------------------------------------------------------------------------------------------------------
Lincoln Square             Senior A Notes (pari passu with each other)
------------------------------------------------------------------------------------------------------------------------------
                                 $60,000,000                  Yes            BSCMSI Series 2004 - PWR4            Yes

------------------------------------------------------------------------------------------------------------------------------
                               $50,000,000 (4)               No (4)                  BSCMI (4)                    No
------------------------------------------------------------------------------------------------------------------------------
                               $50,000,000 (4)               No (4)                  BSCMI (4)                    No
------------------------------------------------------------------------------------------------------------------------------
                           Subordinate B Note
------------------------------------------------------------------------------------------------------------------------------
                                     None                     N/A                       N/A                       N/A
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
      PROPERTY NAME         CURRENT MASTER SERVICER       CURRENT SPECIAL
                             FOR HOLDER OF NOTE (2)   SERVICER FOR HOLDER OF
                                                             NOTE (3)
------------------------------------------------------------------------------
Shell Plaza
------------------------------------------------------------------------------
                                Prudential Asset            Prudential
                                Resources, Inc.            Asset Resources,
                                                               Inc.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      N/A                       N/A

------------------------------------------------------------------------------
GIC Office Portfolio
------------------------------------------------------------------------------
                            Wachovia Bank, National    Lennar Partners, Inc.
                                  Association

------------------------------------------------------------------------------
                             Midland Loan Services,   Midland Loan Services,
                                      Inc.                     Inc.

------------------------------------------------------------------------------
                                Well Fargo Bank,       ARCap Servicing, Inc.
                              National Association

------------------------------------------------------------------------------
                                Well Fargo Bank,          GMAC Commercial
                              National Association     Mortgage Corporation

------------------------------------------------------------------------------
                                Well Fargo Bank,       ARCap Servicing, Inc.
                              National Association
------------------------------------------------------------------------------
                                    N/A (4)                   N/A (4)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                       No                       No
------------------------------------------------------------------------------
Lincoln Square
------------------------------------------------------------------------------
                                Well Fargo Bank,       ARCap Servicing, Inc.
                              National Association
------------------------------------------------------------------------------
                                    N/A (4)                   N/A (4)
------------------------------------------------------------------------------
                                    N/A (4)                   N/A (4)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      N/A                       N/A
------------------------------------------------------------------------------


(1) Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(2) Indicates the identity of the master servicer for the holder of the relevant note or tranche, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3) Indicates the identity of the special servicer for the holder of the relevant note or tranche, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  Not yet securitized.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


                       MORTGAGE LOAN NO. 1 -- SHELL PLAZA





[SHELL PLAZA PHOTO OMITTED]






                                                     [SHELL PLAZA PHOTO OMITTED]








This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 1 -- SHELL PLAZA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                     PMCF

LOAN PURPOSE:                             Acquisition

ORIGINAL BALANCE: (1)                     $131,962,500

CUT-OFF DATE BALANCE: (1)                 $131,962,500

FIRST PAYMENT DATE:                       7/01/2004

INTEREST RATE:                            4.64000%

AMORTIZATION TERM:                        Yrs 1-5:  IO
                                          Yrs 6-10:  360 months

ARD:                                      No

ANTICIPATED REPAYMENT DATE:               NAP

MATURITY DATE:                            06/01/2014

EXPECTED MATURITY BALANCE: (1)            $120,760,081

SPONSOR:                                  Hines Sumisei U.S. Core Office
                                          Fund, L.P.

INTEREST CALCULATION:                     30/360

CALL PROTECTION:                          Greater of (i) 1% (remaining
                                          term/120) or (ii) yield
                                          maintenance for initial 116
                                          payments and open to prepayment
                                          without premium thereafter
                                          until the maturity date.


CUT-OFF DATE BALANCE PER SF:(1)           $73.76

UP-FRONT RESERVES:                        None


ONGOING RESERVES:                         RE Taxes:        Springing (2)
                                          Insurance:       Springing (2)
                                          Ground Rent:     Springing (2)
                                          TI / LC:         Springing (3)

LOCKBOX:                                  In-Place, Hard (A/B)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (4)                        AAA / Aaa

SINGLE ASSET/PORTFOLIO:                   Portfolio

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Urban

LOCATION:                                 Houston, TX

YEAR BUILT/RENOVATED:                     1970 / 1994

PERCENT LEASED (AS OF):                   95.6% (04/06/04)


NET RENTABLE AREA:                        1,788,980


THE COLLATERAL:                           Two Class A office buildings
                                          with retail space, one with 50
                                          stories and one with 26 stories

OWNERSHIP INTEREST:                       Fee and Leasehold

                                                                 LEASE
                                                                 -----
MAJOR TENANTS                             % NRA    RENT PSF   EXPIRATION
-------------                             -----    --------   ----------
Shell Oil Company (5)                      69.2%     $15.08    12/31/2015
Baker Botts L.L.P.                         15.8%     $17.62    12/31/2027
Comerica (6)                                2.3%     $12.05    02/28/2014


PROPERTY MANAGEMENT:                      Hines Interests Limited Partnership


U/W NET CASH FLOW:                        $30,783,650

APPRAISED VALUE (AS OF):                  $352,100,000 (03/12/04)

CUT-OFF DATE LTV RATIO: (1)(7)            37.5%

LTV RATIO AT MATURITY: (1)(7)             34.3%

U/W DSCR: (1)(8)                          3.77x
--------------------------------------------------------------------------------

(1) The subject $131,962,500 loan represents the senior ("A") portion of a $195,500,000 total mortgage loan. All Expected Maturity Balance, Cut-off Date Balance per SF, LTV and DSCR numbers in this table are based on the $131,962,500 senior financing.

(2) Commencing after the occurrence of specified trigger events, including an event of default under the loan documents, monthly payments to tax, insurance, and ground rent reserve accounts are required. If the trigger was an event of default, and lender accepts a cure by the Borrower of such event of default as provided by the loan documents, then payments to the aforementioned reserves shall cease.

(3) If Shell Oil Company does not renew its leases (generally expiring on December 31, 2015) for at least 60 months with respect to at least 900,000 square feet of space in the subject properties at then market rates (and otherwise on terms and conditions satisfactory to lender), all excess cash flow from the properties shall be deposited to the leasing reserve and held as additional collateral for the loan. Payments to the reserve shall cease and all funds then on deposit shall be returned to the borrower upon the earliest to occur of (i) Shell Oil Company's extension of its lease in accordance with the terms set forth above, (ii) a fully executed substitute lease which demises at least 900,000 square feet of space in the subject properties on terms and conditions satisfactory to the lender is delivered, or (iii) the full payment and performance of the A and B Note obligations.

(4) Fitch, Inc. and Moody's Investors Service, Inc. have confirmed that the Shell Plaza Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA" / "Aaa" by Fitch, Inc. and Moody's Investors Service, Inc., respectively.

(5) Shell Oil Company, or its affiliates, leases space with various lease expirations. The majority of the total leased space (98.2%) expires in 2015. (6) Comerica leases space with various lease expirations. The majority of the total leased space (86.9%) expires in 2014.

(7) Represents the LTV Ratio of the A-Note only. The Cut-off Date and Maturity LTV Ratios of the $195,500,000 total mortgage debt are 55.5% and 51.0%, respectively.

(8) Represents DSCR on the A-Note only after the IO period. The DSCR for the A-Note and B-Note after the IO period is 2.49x. The DSCRs for the A-Note and the A-Note and B-Notes combined during the IO period are 5.03x and 3.25x, respectively.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


THE SHELL PLAZA LOAN.

     THE LOAN. The largest loan (the "Shell Plaza Loan") in the amount of $131,962,500, is evidenced by an A-Note (the "A-Note"), which is the senior portion of a $195,500,000 mortgage loan originated by Prudential Mortgage Capital Company, LLC. The B-Note (the "B-Note"), which is the junior portion of the $195,000,000 loan, is in the amount of $63,537,500 and is anticipated to be held initially by The Prudential Insurance Company of America. The A-Note and the B-Note have the same maturity date, and the B-Note has a fixed interest rate of 5.286%.

     THE BORROWERS. The borrowers are Hines Louisiana Walker One, L.P., Hines Louisiana Walker Two, L.P., and Hines Louisiana Walker Three, L.P., each a Delaware limited partnership. The borrower owns no material assets other than the subject property and related interests. Each of the borrowers is a single-purpose, bankruptcy-remote entity. Borrowers' counsel delivered a non-consolidation opinion in connection with the loan closing. The sponsor of the borrowers is Hines Sumisei U.S. Core Office Fund, L.P.

     THE PROPERTY. Shell Plaza is comprised of two class A office buildings located in Houston, Texas containing an aggregate of approximately 1,788,980 rentable square feet of office, retail and storage space. The buildings are located adjacent to one another at the center of Houston's downtown tunnel system. The improvements were constructed in 1970, and the properties underwent a $70 million renovation project in the early 1990s.

     SIGNIFICANT TENANTS: Based on a rent roll provided by the borrower dated as of April 2004, the buildings are approximately 95.6% leased to various tenants.

     Shell Oil Company ("Shell") (rated AA+/Aa2/NR by S/M/F) leases approximately 1,238,051 SF of space (69.2% of the total NRA) under various lease terms. The majority of the leased space (98.2%) expires on December 31, 2015. Shell is an affiliate of the Royal Dutch / Shell Group, which operates in over 145 countries and employs more than 119,000 people. The mortgaged property serves as Shell's corporate headquarters.

     Baker Botts L.L.P. leases approximately 282,461 SF of space (15.8% of the total NRA) under a lease that expires December 31, 2027. Baker Botts L.L.P. is a law firm that specializes in a wide variety of practice areas including finance, litigation, tax and energy.

     PROPERTY MANAGEMENT. The property is managed by Hines Interests Limited Partnership, an affiliate of the borrowers.

     ADDITIONAL INDEBTEDNESS. Affiliates of the borrowers have incurred mezzanine financing in the initial principal amount of $39,000,000, which accrues interest at a rate equal to a spread of 275 basis points (or 475 basis points from and after the anticipated repayment date of the mezzanine loan (as set forth below)) over one-month LIBOR. The mezzanine loan is secured by a pledge of 100% of the limited partnership interests in the borrowers and a pledge of 100% of the ownership interests in the general partners of the borrowers. The anticipated repayment date of the mezzanine loan is June 2005 (subject to extension to June 2006 in accordance with the mezzanine loan agreement) and the final maturity date of the mezzanine loan is June 2009. The mezzanine loan is subject to an intercreditor agreement that sets forth the relative priorities between the first mortgage loan and the mezzanine loan. The mezzanine loan is not secured by the mortgaged property and is subordinate to the first mortgage loan. There exists a $63,537,500 B-note in connection with the Shell Plaza Loan that is secured by the same mortgage. No future debt is permitted.

     GROUND LEASE: The mortgaged property consists of both fee and leasehold estates. The leasehold estates are leased by the borrowers pursuant to six ground leases (collectively, the "Ground Leases"). The fee owners under four of the Ground Leases are not affiliated with the borrowers (collectively, the "Non-Affiliate Ground Leases") and the fee owners under two of the Ground Leases are the borrowers (collectively, the "Borrower Ground Leases"). With respect


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


to the Borrower Ground Leases, both the borrowers' fee and leasehold estates in the real property subject thereto are subject to the lien of the mortgage.

     The Ground Leases expire in either 2065 or 2066. However, one of the Non-Affiliate Ground Leases contains a put-call option which could result in such Non-Affiliate Ground Lease terminating approximately 40 years prior to its stated expiration. Pursuant to the terms of either the Ground Leases or estoppel certificates received by lender from the fee owners in connection with the closing of the loan, the Ground Leases are assignable, subject to certain conditions set forth in the respective Ground Leases, without the consent of such fee owners.

     Upon satisfaction of certain terms and conditions set forth in the loan agreement, the borrowers have the right to terminate one or both of the Borrower Ground Leases (and, upon the exercise by the borrowers of their right under one of the Non-Affiliate Ground Leases to purchase the related fee estate), thereby merging the fee and leasehold estates of the borrowers in the real property subject thereto, with the fee estate remaining as security for the loan.

     RELEASE AND SUBSTITUTION OF PARCELS. The borrowers have the right to obtain a release of Two Shell Plaza, in connection with a substitution of a new property or a prepayment, subject to the satisfaction of conditions set forth in the loan documents, including, among other things, confirmation from the rating agencies that such release will not cause any adverse impact on the ratings of the certificates if requested by lender, consent to certain conditions by the holder of the B-Note, payment of a release price equal to 110% of the allocated loan amount for such mortgaged property plus the applicable prepayment premium (in connection with a prepayment), payment of a fee (in connection with a prepayment or a substitution) and the satisfaction of the DSCR and LTV tests described below; provided, however, if such DSCR and LTV tests are not satisfied, the loan documents permit the borrowers to pay to the holders of the notes, such amount (together with a prepayment premium) as would be necessary to bring the DSCR and LTV to the required level. With respect to a partial release, the DSCR must be at least equal to 3.0x and the DSCR for the whole loan immediately prior to the proposed release, and the LTV must not exceed 50% with respect to the remaining property. With respect to a substitution of Two Shell Plaza, the DSCR must be at least equal to 2.75x and the DSCR for the whole loan immediately prior to the proposed substitution, and the LTV must be no greater than the LTV immediately prior to the proposed substitution, and must not exceed 50%. The release price or substitution fee, as applicable, and any additional amounts paid to satisfy the DSCR and LTV tests, together with any prepayment premium, will be applied to the A-Note and B-Note on a pro rata basis. The consent rights of the holder of the B-Note regarding release and substitution will remain with the holder of the B-Note, notwithstanding that control may have shifted to the A-Note under the related intercreditor agreement as a result of appraisal reductions on the whole loan.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4















                           [SHELL PLAZA MAP OMITTED]


















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4



                             MORTGAGE LOAN NO. 2 --
                              GIC OFFICE PORTFOLIO

[PHOTO OF GIC OFFICE OMITTED]
[PHOTO OF GIC OFFICE OMITTED] [PHOTO OF GIC OFFICE OMITTED]












This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 2 --GIC OFFICE PORTFOLIO
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                     WFB

LOAN PURPOSE:                             Refinance

ORIGINAL BALANCE: (1)                     $85,000,000

CUT-OFF DATE BALANCE: (1)                 $85,000,000

FIRST PAYMENT DATE:                       02/08/2004

INTEREST RATE:                            5.24679%

AMORTIZATION TERM:                        Yrs 1-5: IO

                                          Yrs 6-10: 360

                                          Interest only until January 8, 2009;
                                          thereafter, monthly principal and
                                          interest payments in the amount of
                                          $459,113 beginning February 8, 2009.

ARD:                                      No

ANTICIPATED REPAYMENT DATE:               NAP

MATURITY DATE:                            01/08/2014

EXPECTED MATURITY BALANCE:                $79,471,298

SPONSOR:                                  Prime Plus Investments, Inc.

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout through the earlier of
                                          December 10, 2006 or 2 years after
                                          the REMIC "start-up" date with
                                          respect to the final
                                          securitization of any note secured
                                          by the GIC Office Portfolio Loan,
                                          with U.S. Treasury defeasance
                                          thereafter. Prepayable without
                                          penalty from and after July 8,
                                          2013.


CUT-OFF DATE BALANCE PER SF: (1)          $109.55

UP-FRONT RESERVES: (2)                    RE Taxes:     $17,100,000
                                          Insurance:    $6,580,000
                                          Replacement:  $528,125
                                          TI / LC:      $18,150,286

ONGOING RESERVES: (2)                     RE Taxes:     $3,130,743 / month
                                          Insurance:    $578,299 / month
                                          TI / LC:      See footnote 2
                                          Ground        Springing
                                          Lease:
                                          Other:        Springing

LOCKBOX:                                  In-Place, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (3)                        AA- / A2

SINGLE ASSET/PORTFOLIO:                   Portfolio

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Urban and Suburban

LOCATION:                                 See table

YEAR BUILT/RENOVATED:                     See table

PERCENT LEASED (AS OF):                   91.0% (12/01/03)



NET RENTABLE AREA:                        6,389,871



THE COLLATERAL:                           See individual property
                                          descriptions


OWNERSHIP INTEREST: (4)                   Fee

                                                                    LEASE
MAJOR TENANTS  (5)                          % NRA     RENT PSF    EXPIRATION
-------------                               -----     --------    ----------
AT&T Corp.                                  13.2%      $20.09     03/31/2009
William Blair                                5.6%       $23.05    07/31/2011
USG                                          4.1%       $22.50    06/30/2007
McDermott, Will & Emery                      3.7%       $28.52    04/30/2017
JP Morgan Chase                              3.4%       $35.67    12/31/2005


PROPERTY MANAGEMENT:                      Tower Realty Management Corporation

U/W NET CASH FLOW:                        $108,812,818

APPRAISED VALUE (AS OF):                  $1,435,450,000 (12/31/03)

CUT-OFF DATE LTV RATIO:(1)                48.8%

LTV RATIO AT MATURITY:(1)                 45.6%

U/W DSCR: (1)                             2.92x
--------------------------------------------------------------------------------


(1) The subject $85,000,000 loan represents a 12.14% pari passu interest in the $700,000,000 senior portion of an $825,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $700,000,000 senior financing, and on a combined-property basis. The DSCR after the interest only period is 2.40x.

(2) A capital expenditure reserve in the amount of $528,125 was funded at the closing, which reserve will be released to fund the cost to obtain a "no further action" letter from the Pennsylvania Department of Environmental Protection or a professional's opinion of no required action with respect to contamination from a former leaking underground storage tank located at the property known as One Bala Plaza, Bala Cynwyd, PA.

         Ongoing monthly reserves for real estate taxes are based on the 2003 budget. The ongoing monthly reserves for insurance are based on the 2004 budget.

         The Borrower funded or is required to fund reserves for tenant improvement and leasing costs for the space leased by the following tenants:

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

         (i) USG Corporation ("USG") at the USG Building, Chicago, IL: At the closing, the Borrower deposited $11,850,000 to be held in a reserve account for the USG lease. The reserve will be released to the Borrower when USG affirms its lease pursuant to the bankruptcy code.

         (ii) AT&T Corp. at the USG Building, Chicago, IL: If AT&T Corp. does not renew its lease at least six months prior to its expiration, then the Borrower shall deposit $144,523 per month over six months into a reserve for such tenant's space.

         (iii) MCI Telecommunications ("MCI") at Three Bala Plaza, Bala Cynwyd, PA: The Borrower has deposited the sum of $1,491,120 into a reserve for leasing costs associated with the re-leasing of all or any portion of MCI's space in the event of MCI's rejection of its lease.

         (iv) J.P. Morgan Securities, Inc. ("JP Morgan") at One Bush Plaza, San Francisco, CA: If JPMorgan does not renew its lease at least six months prior to its expiration, then the Borrower shall deposit $145,833 per month over six months into a reserve for such tenant's space.

         (v) Amazon.com at 520 Pike Tower, Seattle, WA: Upon the earlier to occur of notification from Amazon that it is not renewing its lease or upon the expiration of its lease, the Borrower shall deposit $2,261,115 into a reserve for such space.

     In each case, portions of the relevant reserve may be used to fund leasing costs in connection with re-leasing the space. The remaining reserve will be released when a satisfactory replacement tenant (within the parameters described in the loan agreement) is in occupancy with no unfunded tenant costs. At the closing, the Borrower also deposited $6,300,286 into a tenant improvement and leasing cost reserve with respect to certain specified tenant space. The Borrower must deposit an additional $2,156,320 in the event that the Borrower becomes obligated to pay leasing costs with respect to certain space leased to Credit Suisse First Boston.
     The Borrower may deliver a letter of credit in substitution of any of the foregoing tenant improvement and leasing cost reserve amounts.

     A ground lease rent reserve will be required in the event that any substitute mortgaged property is ground leased.

     An operating expense reserve funded from cash flow will be required if an event of default occurs that is not a monetary default or a material default. Such funds will be released to the borrower monthly in accordance with the annual budget. In addition, if an event of default exists, an excess cash reserve will be established with respect to funds that would otherwise be released to the borrower pursuant to the terms of the waterfall under the lockbox.

(3) Fitch, Inc. and Moody's Investors Service, Inc. have confirmed that the GIC Portfolio Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AA-"/"A2" by Fitch, Inc. and Moody's Investor Services.

(4) Certain of the GIC Office Portfolio Loan Properties are subject to ground leases, as described below. The ground lessor in each case has subordinated the ground leases to the lien of the GIC Office Portfolio Mortgage, and the properties are therefore listed as "Fee".

(5) AT&T Corp.: 710,580 square feet expires in March 2009, 120,654 square feet expires in December 2005, 12,623 square feet expires in October 2004 and 1,887 square feet expires in June 2007. With the exception of 12,623 square feet which is leased to TCG, a New York general partnership and a subsidiary of AT&T Corp., the space identified as AT&T Corp. is leased to the parent company, AT&T Corp.

     William Blair: 253,461 square feet expires in July 2011, 35,728 square feet expires in March 2009, 33,439 square feet expires in December 2005, 25,758 square feet expires in April 2006 and 6,824 square feet is month-to-month.

     McDermott, Will & Emery: 235,471 square feet expires in April 2017 and 1,850 square feet expires in May 2004.

     JP Morgan Chase: 124,386 square feet expires in December 2005, 85,900 square feet expires in October 2012, 4,573 square feet expires in August 2008 and 671 square feet is month-to-month. 85,900 square feet is leased to JPMorganChase Bank and 129,630 square feet is leased to J.P. Morgan Securities, Inc. (subsidiary of J.P. Morgan Chase & Co.).


THE GIC OFFICE PORTFOLIO LOAN.

     THE LOAN. The second largest loan (the "GIC Office Portfolio Loan") is an $85,000,000 pari passu note (see footnote 1 above) as evidenced by the Promissory Note (the "GIC Office Portfolio Note") is secured by a first priority Mortgage and Security Agreement or Deed of Trust and Security Agreement (collectively, the "GIC Office Portfolio Mortgage") encumbering each of the twelve office properties identified below, located in Bala Cynwyd, Pennsylvania (three properties); San Francisco, California (two properties); Chicago, Illinois (two properties); New York, New York (two properties); Greenwich, Connecticut; Seattle, Washington; and Milwaukee, Wisconsin (collectively, the "GIC Office Portfolio Property"). The GIC Office Portfolio Loan was originated on December 10, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc. The GIC Office Portfolio Loan is serviced pursuant to the LB-UBS Commercial Mortgage Trust, Series 2004-C1.

     THE BORROWER. The borrowers are 40 Broad Street, Inc.; Bala Plaza Property, Inc.; 595 Market Street, Inc.; 227 Monroe Street, Inc.; 520 Pike Street, Inc.; Plaza East, Inc.; One Bush, Inc.; Greenwich American, Inc.; and Cityspire, Inc., each a Delaware corporation (collectively, the "GIC Office Portfolio Borrower") that owns no material asset other than its particular GIC Office Portfolio property and related interests. Each GIC Office Portfolio Borrower is a wholly-owned subsidiary of Prime Plus Investments, Inc., a private real estate investment trust that is a wholly-owned subsidiary of the Government of Singapore Investment Corporation, which is in turn wholly owned by the government of the Republic of Singapore. The GIC Office Portfolio Borrowers have entered into the loan on a joint and several basis.

     THE PROPERTIES. The AT&T Corporate Center property is located in Chicago, IL, bounded by Monroe Street and Franklin Street. This property was originally constructed in 1989 and consists of a 1,547,337 square foot, 60-story Class A office tower that is connected to the USG Building property by a 16-story atrium. The AT&T Corporate Center property is anchored by AT&T Corp., which subleases its space to ten tenants. The property includes a 2-level, 320-space, below grade parking garage that is shared with the connecting USG Building property and is situated on approximately 1.07 acres.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     The USG Building property is located in Chicago, IL, bounded by Franklin Street and Adams Street. This property was originally constructed in 1992 and consists of a 928,141 square foot, 35-story Class A office building. The property's largest tenant is William Blair. The USG Building property shares a 15,984-square foot cafeteria and 2-level, 320-space, below grade parking garage with the connected AT&T Corporate Center property. It is situated on approximately 0.90 acres.

     The One Bush Plaza property is located in San Francisco, CA at the intersection of Bush Street and Market Street. This property consists of a 327,254 square foot, 19-story Class A office building that includes a stand-alone 6,700 square foot retail pavilion. The building was originally constructed in 1959 and was renovated in 1988 and 1990. The property contains a 280-space underground parking facility and a new fitness center and is anchored by JP Morgan Chase. It is situated on approximately 1.33 acres.

     The Greenwich American Center property is located in Greenwich, CT on American Lane, 2 miles north of Interstate 684 and adjacent to King Street. This property, which was originally built in 1970, consists of a 595,648 square foot Class A office campus, which includes a main building, an executive building, a historic guesthouse, and a 1,900 space underground garage. The guesthouse is currently being renovated by its tenant, Citigroup. The Greenwich American Center Property's largest tenant is Crompton Corp. The property is situated on approximately 154.50 acres.

     The CitySpire Center property is located in New York, NY on West 56th Street between 6th and 7th Avenues. This property was originally built in 1987 and consists of a 342,811 square foot Class A office condominium within a 75-story mixed-use office and condominium development. The office condominium is located on the first 24 floors of the development. The property's largest tenant is The Carson Group. It is located on approximately 0.55 acres.

     The 520 Pike Tower property is located in Seattle, WA on the northwest corner of Sixth Avenue and Pike Street. This property was originally constructed in 1983 and consists of a 376,295 square foot, 29-story Class A office building and includes a 6-level, 254-space above-ground parking garage. The property's largest tenant is Acordia Northwest. The property is situated on approximately
0.30 acres.

     The 595 Market Street property is located in San Francisco, CA, bounded by Market Street and Second Street. This property consists of a 416,909 square foot, 30-story Class A office building that was originally built in 1979. The lobby of the building is currently being renovated. The property is anchored by Mellon Capital Management. It is situated on approximately 0.50 acres.

     The Three Bala Plaza property is located in Bala Cynwyd, PA on the north side of East City Avenue and St. Asaphs Road. This property consists of two 7-story Class A office buildings with a total of 373,745 square feet that were originally constructed in 1982. The property is part of the Bala Plaza Complex. The property's two office buildings share a common outdoor courtyard and 1,281 surface parking spaces. The property is anchored by Primavera Systems. It is situated on approximately 31.33 acres.

     The Plaza East property is located in Milwaukee, WI, bounded by Kilbourn Street, Broadway, State Street and Milwaukee Street. This property encompasses an entire city block and consists of 2 thirteen-story Class B office buildings that total 473,597 square feet. The buildings were originally constructed in 1982 and 1984 and include 479 on-site underground parking spaces and 749 off-site parking spaces that are located one block south of the office buildings. The property won Milwaukee's Toby Award for the Best Office Building of the Year for 2002-2003. The property's largest tenant is GSA/FBI. It is situated on approximately 2.90 acres.

     The One Bala Plaza property is located in Bala Cynwyd, PA on the north side of East City Avenue and St. Asaphs Road. This property was originally constructed in 1967 and consists of a 365,282 square foot, 6-story Class B office building. The property is part of the Bala Plaza Complex. The property includes 1,100 surface parking spaces, which are located along the front and sides of the building. The property is anchored by Philadelphia Insurance. It is situated on approximately 18.74 acres.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


     The 40 Broad Street property is located in New York, NY, in the Downtown financial district, on Broad Street between Exchange Place and Beaver Street. This property consists of a 284,183 square foot, 25-story Class A office building that was originally built in 1984. The property is anchored by Frank Crystal & Company. It is situated on approximately 0.36 acres.

     The Two Bala Plaza property is located in Bala Cynwyd, PA on the north side of East City Avenue and St. Asaphs Road. This property is part of the Bala Plaza Complex and consists of a 358,669 square foot, 9-story Class A office building and a 100,500 square foot, free-standing Saks Fifth Avenue department store. The property contains 426 uncovered and 850 underground parking spaces. The largest tenant of the property, not including the Saks Fifth Avenue department store, is Judge, Inc. The property was built in 1969 and is situated on approximately
11.39 acres.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 EXPECTED                              OCCUPANCY
                                             ALLOCATED LOAN      MATURITY                               (AS OF
        PROPERTY              LOCATION             AMT            BALANCE      YEAR BUILT/ RENOVATED    12/1/03)    SQUARE FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------
AT&T Corporate Center      Chicago, IL         $28,948,571      $27,065,654    1989 / NAP                    98%     1,547,337
-----------------------------------------------------------------------------------------------------------------------------------
USG Building               Chicago, IL         $15,470,000      $14,463,776    1992 / NAP                   100%       928,141
-----------------------------------------------------------------------------------------------------------------------------------
One Bush Plaza             San                 $5,986,429        $5,597,050    1959 / 1988 and 1990          97%       327,254
                           Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Greenwich American Center  Greenwich, CT       $5,755,714        $5,381,342    1970 / NAP                    81%       595,648
-----------------------------------------------------------------------------------------------------------------------------------
CitySpire Center           New York, NY        $5,707,143        $5,335,930    1987 / NAP                    94%       342,811
-----------------------------------------------------------------------------------------------------------------------------------
520 Pike Tower             Seattle, WA         $5,464,286        $5,108,869    1983 / NAP                    78%       376,295
-----------------------------------------------------------------------------------------------------------------------------------
595 Market Street          San                 $4,747,857        $4,439,040    1979 / NAP                    81%       416,909
                           Francisco, CA
-----------------------------------------------------------------------------------------------------------------------------------
Three Bala Plaza           Bala Cynwyd, PA     $3,715,714        $3,474,031    1982 / NAP                    94%       373,745
-----------------------------------------------------------------------------------------------------------------------------------
Plaza East                 Milwaukee, WI       $3,060,000        $2,860,967    1982 and 1984 / NAP           79%       473,597
-----------------------------------------------------------------------------------------------------------------------------------
One Bala Plaza             Bala Cynwyd,        $2,295,000        $2,145,725    1967 / NAP                    99%       365,282
                           PA
-----------------------------------------------------------------------------------------------------------------------------------
40 Broad Street            New York, NY        $1,967,143        $1,839,193    1984 / NAP                    79%       284,183
-----------------------------------------------------------------------------------------------------------------------------------
Two Bala Plaza             Bala Cynwyd, PA     $1,882,143        $1,759,722    1969 / NAP                    89%       358,669
-----------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The GIC Office Portfolio Property is managed by Tower Realty Management Corporation. The management agreement is subject and subordinate to the GIC Office Portfolio Loan.

     ADDITIONAL INDEBTEDNESS. The GIC Office Portfolio Property also is secured by a subordinate B-Note, in the original principal amount of $125,000,000, that matures on January 8, 2014. The B-Note will not be included in the trust. In addition, the parent company of the GIC Office Portfolio Borrower has entered into a mezzanine loan in the amount of $75,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender. No future debt is allowed.

     GROUND LEASE.  None.

RELEASE OF PARCELS. From and after December 11, 2005, the GIC Office Portfolio Borrower may substitute one or more office properties for one or more of the current GIC Office Portfolio Properties that, in the aggregate, represent up to 30% of the principal amount of the GIC Office Portfolio Loan. The GIC Office Portfolio Borrower must satisfy certain conditions to substitution, including but not limited to:

         (i) Rating agency confirmation of no withdrawal or downgrade of the ratings of the Certificates on account of the substitution;

         (ii) The appraised value of the replacement property may be no less than the value of the released property as of the loan closing date;

         (iii) The substitution will result in a debt service coverage ratio not less than the greater of the debt service coverage ratio for the twelve months prior to the loan closing date and the then current debt service coverage ratio twelve months prior to the date of substitution;


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

         (iv) In no event may either the AT&T Corporate Center Property or the USG Building Property be substituted out of the portfolio, nor may the GIC Office Portfolio Loan be secured by fewer than eight individual properties; and

         (v) certain location restrictions apply to the replacement properties.

Any property (except the AT&T Corporate Center Property and the USG Building Property) may also be released through a partial defeasance of the GIC Office Portfolio Loan, based on 125% of the allocated loan amount of the GIC Office Portfolio Property to be released. The GIC Office Portfolio Borrower must obtain a rating agency confirmation of no withdrawal or downgrade of the ratings of the Certificates at the time of any partial defeasance.




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4







                      [MAP OF GIC OFFICE PORTFOLIO OMITTED]











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4







                      MORTGAGE LOAN NO. 3 -- LINCOLN SQUARE




                                             [PHOTO OF LINCOLN SQUARE OMITTED]





[PHOTO OF LINCOLN SQUARE OMITTED]            [PHOTO OF LINCOLN SQUARE OMITTED]





                                             [PHOTO OF LINCOLN SQUARE OMITTED]




This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4



--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 -- LINCOLN SQUARE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                   BSCMI

LOAN PURPOSE:                           Refinance

ORIGINAL BALANCE: (1)                   $60,000,000

CUT-OFF DATE BALANCE: (1)               $59,974,762

FIRST PAYMENT DATE:                     05/01/2004

INTEREST RATE:                          5.99700%

AMORTIZATION TERM:                      Yrs. 1-32: 360 months (2)

ARD:                                    Yes

ANTICIPATED REPAYMENT DATE:             04/01/2019

MATURITY DATE:                          04/01/2036

EXPECTED MATURITY BALANCE:              $44,145,099

SPONSOR:                                Lawrence Ruben Company, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout period of 37 payments,
                                        then provides for defeasance
                                        with U.S. Government Securities
                                        followed by yield maintenance,
                                        or prepayment as described in
                                        footnote 3.


CUT-OFF DATE BALANCE PER SF:            $395.78

UP-FRONT RESERVES:                      RE Taxes:       $224,860
                                        Replacement:    $8,419
                                        TI / LC:        $2,276,167

ONGOING RESERVES:                       RE Taxes:       $224,860 / month
                                        Replacement:    $8,419 / month
                                        TI / LC:        $33,667 / month

LOCKBOX:                                In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                          NAP

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Office/Retail

LOCATION:                               Washington, DC

YEAR BUILT/RENOVATED:                   2001 / NAP

PERCENT LEASED (AS OF):                 98.1% (01/01/04)

NET RENTABLE AREA:                      404,095

THE COLLATERAL:                         A Class A office building with
                                        ground floor retail, located in
                                        the East End of the Washington,
                                        DC Central Business District.


OWNERSHIP INTEREST:                     Fee
                                                                    LEASE
MAJOR TENANTS                             % NRA     RENT PSF     EXPIRATION
-------------                             -----     --------     ----------

Latham & Watkins                          45.3%      $46.56   01/2011 & 01/2016
GSA                                       11.9%      $45.18      07/01/2011
Landmark Theatre                          9.9%       $10.00       01/01/2019

PROPERTY MANAGEMENT:                    Lincoln Square Management, L.L.C.


U/W NET CASH FLOW:                      $15,486,121

APPRAISED VALUE (AS OF):                $220,000,000 (02/07/04)

CUT-OFF DATE LTV RATIO: (1)             72.7%

LTV RATIO AT ARD: (1)                   53.5%

U/W DSCR: (1)                           1.31x
--------------------------------------------------------------------------------

(1)  The $59,974,762 mortgage loan represents a 37.50% portion of a pari passu note in a $159,932,699 first mortgage loan in split loan structure comprised of 3 pari passu notes. Two (2) of such notes (each with an original loan amount of $50,000,000) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the total $159,932,699 financing.

(2) See the amortization schedule located on Schedule A-1 to the Prospectus Supplement.

(3) Lockout for 3 years after the first payment date, then defeasance with U.S. government securities; provided that the mortgage loan may be prepaid in whole but not in part on and after the 175th payment date with the payment of a yield maintenance premium; provided further that if the date that is 3 years from the first payment date has occurred, but the date that is 2 years from the startup day within the meaning of Section 860G(a)(9) of the Code for the REMIC Trust has not occurred, the debt may be prepaid in whole (but not in part) prior to the 175th payment date upon payment of an amount equal to the greater of (a) a yield maintenance premium and (b) one percent (1%) of the outstanding principal balance of the Loan as of the Prepayment Date. The loan is freely prepayable on and after the anticipated repayment date.

THE LINCOLN SQUARE LOAN

     THE LOAN. The third largest loan (the "Lincoln Square Loan") is a $60,000,000 pari passu note that is part of a $160,000,000 first mortgage loan, secured by the borrower's fee simple interest in the property known as Lincoln Square in Washington, DC.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     THE BORROWER. The borrower, 555 11th Limited Partnership, owns no material assets other than Lincoln Square and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Lawrence Ruben Company, Inc., has owned the land since 1993 and developed the property in 2001. Lawrence Ruben Company, Inc. is an experienced sponsor with a portfolio of over seven million square feet of office space and 1,000 luxury residential apartments. Their total portfolio has an estimated value greater than $1 billion, with an estimated $250 million in equity.

      THE PROPERTY. Lincoln Square is a 404,095 square foot property with 333,180 square feet of office, 70,915 square feet of ground floor retail and a 320-space underground parking garage. The property occupies a city block and is well located with the Metro Center, the hub of the Washington, DC mass transit system, beneath the property with four entrances within one block of the property. The property is also located three blocks from The Mall, five blocks from Federal Triangle, two blocks from the Justice Department and cattycorner to the J. Edgar Hoover FBI Building.

     SIGNIFICANT TENANTS.  As of January 1, 2004, the property was 98.1% leased.

     Latham & Watkins leases 182,974 sq.ft. (45.3% of the NRA) under leases for $46.56psf expiring in January 2011 and January 2016 with one and two 5-year extension options, respectively. Latham & Watkins was founded in Los Angeles in 1934 by Dana Latham and Paul Watkins. The firm has grown into a large law firm with more than 1,500 lawyers worldwide. Latham & Watkins currently operates from 21 locations throughout the US, Europe, and Asia, with headquarters in Los Angeles and offices in Washington, DC, New York, Boston, Chicago, San Francisco, and five other domestic locations. Offices outside the US include London, Moscow, Frankfurt, Paris, and Tokyo.

     Gerneral Services Administration (GSA) leases 47,991 sq.ft. (11.9% of the
NRA) under a lease for $45.18psf expiring in July 2011. The GSA space is occupied by the Federal Bureau of Investigation (FBI) and Federal Law Enforcement Training Center (FLETC). The FBI is the investigative arm of the US Department of Justice. The FLETC, a bureau of the Department of Homeland Security, is the nation's lead organization for interagency training of Federal law enforcement personnel. Basic and advanced training is provided at the FLETC for personnel from over 70 federal agencies. Over 40,000 students train at the various FLETC sites annually from all 50 states and from the U.S. Territories. These leases are not subject to annual appropriations risk.

     Landmark Theatre leases 40,000 sq.ft. (9.9% of the NRA) under a lease for $10.00psf expiring in January 2019. The Landmark Theatre is a newly constructed 8-screen movie theater with stadium seating and Dolby Digital Surround sound. Founded in 1974, Landmark Theatres now operates 57 theaters with 204 screens in 14 states and the District of Columbia. The theater has a coffee bar, a small bistro dining area and multiple auditoriums.

     PROPERTY MANAGEMENT. Lincoln Square Management, L.L.C., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The borrower may incur additional subordinated, unsecured debt of up to $8 million from affiliates subject to delivery of an intercreditor and subordination agreement.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4







                         [MAP OF LINCOLN SQUARE OMITTED]







This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4








                             MORTGAGE LOAN NO. 4 --
                              40 LANDSDOWNE STREET

                     [PHOTO OF 40 LANDSDOWNE STREET OMITTED]









This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 4 -- 40 LANDSDOWNE STREET
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                     PMCF

LOAN PURPOSE:                             Refinance

ORIGINAL BALANCE:                         $58,000,000

CUT-OFF DATE BALANCE:                     $57,923,338

FIRST PAYMENT DATE:                       06/01/2004

INTEREST RATE:                            5.82000%

AMORTIZATION TERM:                        300 months

ARD:                                      Yes

ANTICIPATED REPAYMENT DATE:               04/01/2014

MATURITY DATE:                            04/01/2029

EXPECTED MATURITY BALANCE:                $44,934,424

SPONSOR(S):                               Forest City Enterprises, Inc.

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          25-payment lockout from date
                                          of securitization, with U.S.
                                          Treasury defeasance for the
                                          following 89 payments, and
                                          open to prepayment without
                                          premium thereafter until the
                                          maturity date.


CUT-OFF DATE BALANCE PER SF:              $269.87

UP-FRONT RESERVES:                        RE Taxes:       $96,149

                                          Insurance:      $22,672

                                          TI / LC: (1)    $3,071,479

ONGOING RESERVES:                         RE Taxes:       $96,149 / month

                                          Insurance:      $3,239 / month

                                          Replacements:   $660 / month

                                          TI / LC: (2)    $72,917 / month

                                          Other: (3)      Springing

LOCKBOX:                                  In-Place, Hard (A/B)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                            NAP

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Research/Development

LOCATION:                                 Cambridge, MA

YEAR BUILT/RENOVATED:                     2003 / NAP

PERCENT LEASED (AS OF):                   100% (03/01/04)

NET RENTABLE AREA:                        214,638

THE COLLATERAL:                           Nine-story Class A biotechnology
                                          office building

OWNERSHIP INTEREST:                       Leasehold

                                                                  LEASE
MAJOR TENANT                              % NRA      RENT PSF   EXPIRATION
------------                              -----      --------   ----------
Millennium Pharmaceutical                  100%       $38.70     06/30/2020


PROPERTY MANAGEMENT:                      Forest City Commercial Management,
                                          Inc.



U/W NET CASH FLOW:                        $6,465,339

APPRAISED VALUE (AS OF):                  $83,400,000 (03/04/04)

CUT-OFF DATE LTV:                         69.5%

LTV RATIO AT ARD:                         53.9%

U/W DSCR:                                 1.47x
--------------------------------------------------------------------------------

(1) The borrower has also posted three letters of credit totaling $4,933,829 for TIs in addition to the existing balance. Of the initial balance, $2,571,479 is for TIs and $500,000 is for LCs.

(2) Monthly payments to the TI/LC reserve will not be required if and for so long as the sum of the (x) the balance in the TI/LC reserve and (y) any security deposits in the form of cash or a letter of credit in each case in which lender has a perfected security interest, equals or exceeds $4,000,000. Funds in the reserve earmarked for TIs are excluded from this calculation. In addition, the borrower has the right at any time to replace the then-existing balance of the TI/LC reserve (LC portion only) with an irrevocable, transferable (without cost) letter of credit in the same amount.

(3) Upon the occurrence of any of the following: (i) a bankruptcy event occurs with respect to Millennium Pharmaceutical, (ii) Millennium Pharmaceutical gives notice of its intent to, or does, vacate its leased space at the property or (iii) the property fails to maintain a DSCR of at least 1.35x, all excess cash flow from the property shall be deposited to the TI/LC reserve and held as additional security for the debt for the payment of leasing costs.


THE 40 LANDSDOWNE STREET LOAN.

     THE LOAN. The fourth largest loan (the "40 Landsdowne Street Loan") is a $58,000,000 first mortgage loan secured by a leasehold mortgage encumbering the borrower's leasehold interest in a biotechnology office building containing 214,638 net rentable square feet of space in Cambridge, Massachusetts.

     THE BORROWER. The borrower is Forest City 40 Landsdowne, LLC, a Delaware limited liability company. The borrower is a single purpose, bankruptcy-remote entity wholly owned by Forest City Enterprises, Inc. that owns no


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

other material assets. The borrower's counsel delivered a non-consolidation opinion in connection with the closing of the loan.

     THE PROPERTY. 40 Landsdowne Street is an eight story (plus penthouse) Class A biotechnology office building containing approximately 214,638 net rentable square feet located at 40 Landsdowne Street within the 27 acre improved University Park at MIT office and residential campus in downtown Cambridge, Massachusetts. The building was completed in 2003.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower dated as of March 2004, the property is 100% leased and occupied by Millennium Pharmaceutical under a long-term lease that expires in 2020. This company, which is among the largest bio-tech research firms in the Cambridge market, uses the building as its corporate headquarters and for its laboratory research. The company, which was founded in 1993, currently has over 1,800 employees worldwide, including more than 1,400 in Cambridge. Millennium Pharmaceutical's research and development efforts are centered particularly around four areas of disease: Cardiovascular, Oncology, Inflammation and Metabolic. It currently has two FDA approved products being marketed worldwide.

     PROPERTY MANAGEMENT. The property is managed by Forest City Commercial Management, Inc., which is affiliated with the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. The borrower owns a leasehold interest in the property pursuant to a ground lease with an unaffiliated third party. The ground lease term expires in July 31, 2076. Base ground rent is $316,759 per month plus a percentage rent equal to 15% of gross annual revenues in excess of the annualized gross revenues attributable to 90% of the property's gross rentable area. The ground lease is assignable to certain purchasers at a foreclosure sale or by deed-in-lieu of foreclosure without the consent of the fee owner; otherwise, consent of the fee owner is required. In addition, the fee owner has a right of first refusal to purchase the borrower's interest in the property. At such time as the borrower receives a bona fide offer which it desires to accept from any third party, prior to consummating such sale, notice must first be given to the fee owner, who will have 30 days in which to notify the borrower of its intent.

     RELEASE OF PARCELS. Not allowed.





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4




--------------------------------------------------------------------------------


[40 LANDSDOWNE STREET MAP OMITTED]






















                                              [40 LANDSDOWNE STREET MAP OMITTED]












--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

                  MORTGAGE LOAN NO. 5 -- ONE NORTH STATE STREET


[PHOTO OF ONE NORTH STATE STREET OMITTED]

                                       [PHOTO OF ONE NORTH STATE STREET OMITTED]

[PHOTO OF ONE NORTH STATE STREET OMITTED]


[PHOTO OF ONE NORTH STATE STREET OMITTED] [PHOTO OF ONE NORTH STATE STREET OMITTED]

[PHOTO OF ONE NORTH STATE STREET OMITTED] [PHOTO OF ONE NORTH STATE STREET OMITTED]






This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 5 -- ONE NORTH STATE STREET
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          BSCMI

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $43,600,000

CUT-OFF DATE BALANCE:          $43,520,501

FIRST PAYMENT DATE:            05/01/2004

INTEREST RATE:                 5.30074%

AMORTIZATION TERM:             360 months (1)

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 04/01/2014


EXPECTED MATURITY BALANCE:     $37,059,869

SPONSOR:                       Isaac Shalom and William Shalom

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from date of
                               securitization, with U.S.
                               Treasury defeasance for the
                               following 91 payments, and open
                               to prepayment without premium
                               thereafter until the maturity
                               date.

CUT-OFF DATE BALANCE PER SF:   $286.58

UP-FRONT RESERVES:             RE Taxes:         $78,081

                               Insurance:        $6,929

                               Replacement:      $1,898

                               TI / LC:          $4,167

                               Required          $2,464
                               Repairs:

ONGOING RESERVES:              RE Taxes:         $78,081 / month

                               Insurance:        $6,929 / month

                               Replacement:      $1,898 / month

                               TI / LC: (2)      $4,167 / month

                               Other: (3)        Springing

LOCKBOX:                       In-Place, Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:           NAP

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored

LOCATION:                Chicago, IL

YEAR BUILT/RENOVATED:    1900 & 1912 / 1991 & 1998

PERCENT LEASED (AS OF):  99.0% (03/08/04)

NET RENTABLE AREA:       151,861


THE COLLATERAL:          The retail space (bottom 3 floors)
                         of a 16-story high-rise building in
                         downtown Chicago, IL.

OWNERSHIP INTEREST:      Fee

                                                   LEASE
MAJOR TENANTS              % NRA     RENT PSF    EXPIRATION
-------------              -----     --------    ----------

TJ Maxx                    46.1%      $18.84     01/31/2012

Filene's Basement          32.9%      $22.40     01/31/2012

Wabashstraw, Inc.           4.1%      $33.50     01/31/2017


PROPERTY MANAGEMENT:     Madison Realty Management Corp.



U/W NET CASH FLOW:       $4,211,303

APPRAISED VALUE (AS OF): $54,500,000 (01/14/04)


CUT-OFF DATE LTV RATIO:  79.9%

LTV RATIO AT MATURITY:   68.0%

U/W DSCR:                1.49x
--------------------------------------------------------------------------------


(1) See the amortization schedule located on Schedule A-2 to the Prospectus Supplement.

(2) The TI /LC reserve increases as follows: years 1-3: $50,000/year; years 4-6: $150,000/year; years 7-8: $750,000/year; and years 9-10: none.

(3) There is a springing reserve for the Reciprocal Easement and Operating Agreement with the office portion of the building if the borrower fails to provide evidence of payment of the common charges.

THE ONE NORTH STATE STREET LOAN

     THE LOAN. The fifth largest loan (the "One North State Street Loan") is a $43,600,000 first mortgage loan secured by the borrower's fee simple interest in the retail space of a 16-story high-rise building in downtown Chicago, Illinois.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     THE BORROWER. The borrower, TBG State Street LLC, owns no material assets other than One North State Street and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsors, Isaac Shalom and William Shalom, have a portfolio of over 1.0 million square feet of predominately retail space.

     THE PROPERTY. One North State Street is a 16-story high-rise building located in downtown Chicago, IL. The collateral consists only of the lower 3 floors of the building, all of which is retail space. The upper floors are office space and not part of the collateral. The property is located within the central part of Chicago's central business district, commonly known as the "Loop." Combined with the "Magnificent Mile," a retail corridor along Michigan Avenue, this area makes up the Chicago Central Business District's major retail district. Average sales for those tenants that report sales were $384psf, $379psf and $397psf in 2001, 2002 and 2003, respectively.

     SIGNIFICANT TENANTS. As of March 8, 2004, the property was 99.0% leased.

     TJ Maxx leases 70,029 sq.ft. (46.1% of the NRA) under a lease for $18.84psf expiring in January 2012 with one 5-year extension option. TJ Maxx is an affiliate of TJX Companies, Inc. (NYSE: TJX; rated A/A3/NR by S/M/F) and was founded in 1976. TJ Maxx is a discount clothing store that operated 745 stores in 47 states as of January 31, 2004. TJ Maxx reported 2003 sales of $365 per square foot (calculation excludes 25,029 SF that is only used for storage space) at the Mortgaged Property.

     Filene's Basement leases 50,000 sq.ft. (32.9% of the NRA) under a lease for $22.40psf expiring in January 2012 with three 5-year extension options. Filene's Basement is a discount clothing store that was started over 95 years ago in Boston and currently has 24 locations in 8 states and Washington D.C. Filene's Basement reported 2003 sales of $366 per square foot at the Mortgaged Property.

     Wabashstraw Stores leases 6,200 sq.ft. (4.1% of the NRA) under a lease for $33.50psf expiring in January 2017 with one 5-year extension option. Wabashstraw Stores is a discount clothing store. Wabashstraw Stores reported 2003 sales of $174 per square foot at the Mortgaged Property.

     PROPERTY MANAGEMENT. Madison Realty Management Corp., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. There is mezzanine debt of approximately $3.9 million held by RAIT Partnership, L.P. The mezzanine debt is subject to an intercreditor agreement and subordination agreement. No future debt is permitted.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4









[ONE NORTH STATE STREET MAP OMITTED]






                                            [ONE NORTH STATE STREET MAP OMITTED]











This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

             MORTGAGE LOAN NO. 6 -- ALEXANDRIA EAST COAST PORTFOLIO


                    [PHOTO OF ALEXANDRIA EAST COAST OMITTED]


                    [PHOTO OF ALEXANDRIA EAST COAST OMITTED]


                    [PHOTO OF ALEXANDRIA EAST COAST OMITTED]













This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 6 -- ALEXANDRIA EAST COAST PORTFOLIO
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:           BSCMI

LOAN PURPOSE:                   Refinance

ORIGINAL BALANCE:               $38,000,000

CUT-OFF DATE BALANCE:           $37,915,613

FIRST PAYMENT DATE:             05/01/2004

INTEREST RATE:                  5.82000%

AMORTIZATION TERM:              336 months


ARD:                            No

ANTICIPATED REPAYMENT DATE:     NAP

MATURITY DATE:                  04/01/2016


EXPECTED MATURITY BALANCE:      $29,215,243

SPONSOR:                        Alexandria Real Estate
                                Equities, Inc.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                24-payment lockout from date of
                                securitization, subject to
                                prepayment with a premium equal
                                to the greater of 1% and yield
                                maintenance for the following
                                114 payments and open to
                                prepayment without premium
                                thereafter until loan maturity.



CUT-OFF DATE BALANCE PER SF:    $184.75


UP-FRONT RESERVES:              RE Taxes:      $33,607

                                Insurance:     $42,455

                                Replacement:   $2,565

                                Other: (2)     $4,717,550

ONGOING RESERVES:               RE Taxes:      $33,607 / month

                                Insurance:     $3,538 / month

                                Replacement:   $2,565 / month

                                TI / LC: (3)   Springing

LOCKBOX:                        In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:              NAP

SINGLE ASSET/PORTFOLIO:     Portfolio

PROPERTY TYPE:              Office

PROPERTY SUB-TYPE:          Urban

LOCATION:                   MA, PA, NJ

YEAR BUILT/RENOVATED:       Various / Various

WA PERCENT LEASED (AS OF):  100% (05/01/04) (See
                            Properties Table)

NET RENTABLE AREA:          205,223 (See Properties Table)


THE COLLATERAL:             Five office properties located
                            in Massachusetts, Pennsylvania
                            and New Jersey.


OWNERSHIP INTEREST: (1)     Various








                                                 LEASE
MAJOR TENANTS                % NRA    RENT PSF   EXPIRATION
-------------                -----    --------   ----------
See Properties Table



PROPERTY MANAGEMENT:        Alexandria Management, Inc.


U/W NET CASH FLOW:          $3,826,840

APPRAISED VALUE (AS OF):    $52,350,000 (12/15/03 & 12/16/03)

CUT-OFF DATE LTV RATIO:     72.4%

LTV RATIO AT MATURITY:      55.8%

U/W DSCR:                   1.39x
--------------------------------------------------------------------------------

(1) Fee interest for 100 Phillips Parkway, 29 Hartwell Avenue, 5100 Campus Drive and 5110 Campus Drive. Leasehold interest for 79-96 13th Street.

(2) There are tenant holdbacks of: a) $773,982 which is to be released upon the occupation of another 17,443 square feet at 100 Phillips Parkway; b) $2,000,000 as additional collateral which is to be released on a pro-rata basis upon the releasing at the properties (except 5100 Campus Drive); c) $504,568 in the form of a letter of credit for Memory Pharmaceuticals; and
     d) $1,439,000 in the form of a letter of credit for TransForm Pharmaceuticals.

(3) The TI / LC reserves are guaranteed by Alexandria Real Estate Equities, Inc., however, they shall spring if Alexandria Real Estate Equities, Inc. net worth falls below $425 million. Notwithstanding the foregoing, 12 months prior to the respective lease expirations of Memory Pharmaceuticals and TransForm Pharmaceuticals, the borrower must deposit $195,833 monthly (capped at $2,350,000 for each tenant escrow) until the respective tenant renews the lease or a replacement tenant acceptable to the lender is in place.

THE ALEXANDRIA EAST COAST PORTFOLIO LOAN.

     THE LOAN. The sixth largest loan (the "Alexandria East Coast Portfolio Loan") is a $38,000,000 first mortgage loan secured by the borrower's fee simple interest in four office properties and the borrower's leasehold interest in another office property, all of which are located in Massachusetts, Pennsylvania and New Jersey.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     THE BORROWER. The borrowers are various single purpose entities that own no material assets other than the Alexandria East Coast Portfolio and related interests. The borrowers' managing members (or in one case general partner) have one independent director. A non-consolidation opinion was delivered at closing. The sponsor, Alexandria Real Estate Equities, Inc. (NYSE: ARE), is a real estate investment trust (REIT) engaged in the ownership, operation, management, acquisition, expansion and selective redevelopment and development of properties containing office and laboratory space. As of December 31, 2003, ARE owned 89 properties in 9 states containing approximately 5.7 million rentable square feet of office and laboratory space. As of year end 2003, ARE had assets of $1.27 billion.

     THE PROPERTIES. The collateral consists of five office properties. See the chart below for more information.

-------------------------------------------------------------------------------------------------------------------
                                                Square  Percent
Property Name         City               State   Feet   Leased  Major Tenant                 Square Feet  % of NSF
-------------------------------------------------------------------------------------------------------------------
29 Hartwell Avenue    Lexington           MA    59,000   100%   TransForm Pharmaceuticals      59,000      100%

100 Phillips Parkway  Montvale            NJ    78,501   100%   Memory Pharmaceuticals         66,262       84%

79-96 13th Street     Charlestown         MA    24,940   100%   Gen Vec Inc.                   24,940      100%

5110 Campus Drive     Plymouth Meeting    PA    21,000   100%   Genaera Corporation            21,000      100%

5100 Campus Drive     Plymouth Meeting    PA    21,782   100%   Pharmerica (AmerisourceBergen) 21,782      100%
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------
                                      Lease
Property Name         U/W Rent PSF  Expiration
------------------------------------------------
29 Hartwell Avenue    $32.86(1)     08/31/12

100 Phillips Parkway  $18.99(1)   05/10 & 06/10

79-96 13th Street       $36.40       10/03/06

5110 Campus Drive       $18.12       11/30/07

5100 Campus Drive       $14.50       04/30/05
------------------------------------------------

1. Actual rents per the leases are higher but they were underwritten at a lower, market rent.

     SIGNIFICANT TENANTS. The three largest tenants are further described below.

     TransForm Pharmaceuticals was founded in late 1999 and is helping the pharmaceutical industry adapt to new technologies. TransForm is also working with pharmaceutical companies to help reduce attrition, development time and costs. TransForm Pharmaceuticals uses 45% of the space for offices and 55% of the space for labs.

     Memory Pharmaceuticals was founded in 1998 and employs 76 people. Memory Pharmaceuticals, a private neuropharmaceutical company, is focused on developing new drugs for the treatment of debilitating central nervous system (CNS) disorders such as Alzheimer's Disease, depression, schizophrenia, vascular dementia, mild cognitive impairment, and memory impairments associated with aging. Memory Pharmaceuticals uses 54% of the space for offices and 46% of the space for labs.

     Gen Vec Inc. (Nasdaq: GNVC), incorporated in December 1992, is a clinical-stage biopharmaceutical company developing and working to commercialize therapeutic proteins to treat serious and life-threatening diseases, including cancer and heart disease. Gen Vec Inc. uses 30% of the space for offices and 70% of the space for labs.

     PROPERTY MANAGEMENT. The properties are managed by Alexandria Management, Inc., an affiliate of Alexandria Real Estate Equities, Inc.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. The 79-96 13th Street property is secured by a leasehold interest. The property is subject to two ground leases with expiration dates of September 2053 and May 2055.

     RELEASE AND SUBSTITUTION OF PARCELS. The borrower has the right to obtain a release of an individual mortgaged property in connection with a substitution of a new property or a prepayment after the end of the lockout period, subject to the satisfaction of certain conditions set forth in the loan documents, including, among other things, payment of a release price equal to 120% of the allocated loan amount for such mortgaged property (in connection with a prepayment), payment of a 1% fee (in connection with a prepayment) and the satisfaction of certain DSCR (1.40x) and LTV (70%) tests.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


                [MAP OF ALEXANDRIA EAST COAST PORTFOLIO OMITTED]



                                                               79-96 13TH STREET
                                                                 Charlestown,MA


                               29 HARTWELL AVENUE
                                 Lexington, MA


    100 PHILLIPS PARKWAY
       Montvale, NJ


                                                 5100 CAMPUS DRIVE
                                               Plymouth Meeting, PA

                                          5110 CAMPUS DRIVE
                                        Plymouth Meeting, PA





This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4




                     MORTGAGE LOAN NO. 7 -- VENTURA GATEWAY

[PHOTO OF VENTURA GATEWAY OMITTED]            [PHOTO OF VENTURA GATEWAY OMITTED]


[PHOTO OF VENTURA GATEWAY OMITTED]            [PHOTO OF VENTURA GATEWAY OMITTED]


[PHOTO OF VENTURA GATEWAY OMITTED]            [PHOTO OF VENTURA GATEWAY OMITTED]














This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 7 -- VENTURA GATEWAY
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          BSCMI

LOAN PURPOSE:                  Refinance

ORIGINAL BALANCE:              $33,000,000

CUT-OFF DATE BALANCE:          $32,905,755

FIRST PAYMENT DATE:            04/01/2004

INTEREST RATE:                 5.70500%

AMORTIZATION TERM:             360 months

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 03/01/2014


EXPECTED MATURITY BALANCE:     $27,809,907

SPONSORS:                      California Drive-in Theatres, Inc.

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from date of securitization,
                               subject to prepayment with a premium equal to the greater of 1% and yield maintenance for the following 92 payments and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:   $121.54

UP-FRONT RESERVES:             RE Taxes:      $146,438

                               Insurance:     $16,674

                               Replacement    $2,212

                               TI / LC:       $6,250

                               Other: (1)     $3,167,339

ONGOING RESERVES:              RE Taxes:      $29,288 / month

                               Insurance:     $4,168 / month

                               Replacement    $2,212 / month

                               TI / LC: (2)   $6,250 / month

LOCKBOX:                       In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:           NAP

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored

LOCATION:                Ventura, CA

YEAR BUILT/RENOVATED:    2003 / NAP

PERCENT LEASED (AS OF):  97.7% (03/01/04)

NET RENTABLE AREA: (3)   270,751

THE COLLATERAL:          A newly-constructed anchored
                         retail center located in Ventura,
                         California.

OWNERSHIP INTEREST:      Fee



                                                   LEASE
MAJOR TENANTS            % NRA (3)   RENT PSF    EXPIRATION
-------------            -----       --------    ----------

Kohl's (Ground Lease)      32.0%      $4.63      01/31/2027

Linens N Things            13.2%      $12.50     01/31/2019

Barnes & Noble             11.1%      $19.00     09/30/2017

PROPERTY MANAGEMENT:     Self managed by the borrower which is controlled by
                         Pacific Theatres


U/W NET CASH FLOW:       $3,437,161
APPRAISED VALUE (AS OF): $48,500,000 (08/22/03)

CUT-OFF DATE LTV RATIO:  67.8%

LTV RATIO AT MATURITY:   57.3%

U/W DSCR:                1.49x
--------------------------------------------------------------------------------

(1) There are tenant holdbacks of: a) $1,690,920 for the tenant improvements on a 18,761 square foot space for Ethan Allen, which took occupancy in March 2004; b) $738,862 which represents 2 years of rent for Michaels; c) $612,304 which represents 2 years of rent for PetsMart; and d) $125,253which represents 4 months of rent for Ethan Allen.

(2)  Capped at $225,000.

(3) Includes 99,339 square feet for which the tenants own their improvements and ground lease the pad from the borrower.

THE VENTURA GATEWAY LOAN

     THE LOAN. The seventh largest loan (the "Ventura Gateway Loan") is a $33,000,000 first mortgage loan, secured by the borrower's fee simple interest in an anchored retail center located in Ventura, California.

     THE BORROWER. The borrower, Ventura Gateway LLC, owns no material assets other than Ventura Gateway and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, California Drive-in Theatres, Inc., is an operating entity of Pacific Theatres whose chairman is Michael Forman. The Forman family founded Pacific Theatres in 1946 and continues to own and operate the company. Pacific Theatres is active in real estate development and


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

management through it's affiliate, Robertson Properties Group. Founded in 1992, Robertson Properties Group owns and manages more than 5 million square feet of industrial, office and retail space, with an additional 10 million square feet of developable land in its portfolio.

     THE PROPERTY. Ventura Gateway is a newly-constructed, 270,751 square foot, multi-tenant anchored retail center in Ventura, CA. The collateral for the mortgage loan consists of the land and improvements on 171,412 square feet while the remaining 99,339 square feet of improvements are subject to ground leases from the borrower. The Kohl's improvements are owned by the tenant and are not collateral for the mortgage loan. The property is approximately six miles southeast of downtown Ventura, in southern California. The center consists of eight single-story retail buildings constructed on a 26.80-acre lot. The 2002 regional and local demographics have average household incomes of $79,075 and $75,311 in the respective three- and five-mile radii, and median home prices of $353,076 and $342,069.

     SIGNIFICANT TENANTS. As of March 1, 2004, the property is 97.7% leased. Approximately 97% of the square feet, or 93% of gross potential rent, is derived from nationally recognized retail tenants, and approximately 46% of the square feet, or 29% of the gross potential rent, is derived from investment grade rated tenants.

     Kohl's (NYSE: KSS; rated A-/A3/A by S/M/F) leases 86,584 sq.ft. (32.0% of the NRA) under a ground lease for $4.63psf expiring in January 2027 with eight 5-year extension options. Founded in 1962, Kohl's Corporation operates specialty department stores that feature moderately-priced apparel, shoes, accessories, soft home products and housewares. As of May 1, 2004, Kohl's Corporation operated 589 stores in 38 states. Kohl's Corporation also plans to open approximately 95 new stores in 2005. During 2003, Kohl's had net income of $591 million. 2003 net sales were $10.3 billion, an increase of 13% over 2002 sales of $9.1 billion.

     Linens N Things (NYSE: LIN) leases 35,688 sq.ft. (13.2% of the NRA) under a lease for $12.50psf expiring in January 2019 with three 5-year extension options. Founded in 1975, Linens N Things, Inc. is a national retailer of home textiles, housewares and home accessories, operating 440 stores in 45 states and four Canadian provinces as of fiscal year ended January 3, 2004. Net sales for 2003 were $2.4 billion, an increase of 9.6% over 2002 sales of $2.2 billion. Net income for 2003 was $74.8 million, an increase of 8% over 2002 net income of $69.2 million.

     Barnes & Noble, Inc. (NYSE: BKS; rated BB/Ba3/NR by S/M/F) leases 30,000 sq.ft. (11.1% of the NRA) under a lease for $19.00psf expiring in September 2017 with three 5-year extension options. Barnes & Noble, Inc. is a bookstore, video game and entertainment software retailer. Headquartered in New York, New York, Barnes & Noble, Inc. operated 842 bookstores and 1,514 video game and entertainment software stores as of January 31, 2004. Net sales for 2003 were $6.0 billion, an increase of 12.9% over 2002 sales of $5.3 billion. Net income for 2003 was $152 million, an increase of 51.9% over 2002 net income of $100 million.

     PROPERTY MANAGEMENT. The property is self managed by the borrower which is controlled by Pacific Theatres.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. One non-income producing parcel that was not underwritten or given value in the appraisal may be released subject to the satisfaction of certain conditions.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4



                        [MAP OF VENTURA GATEWAY OMITTED]

                                                [MAP OF VENTURA GATEWAY OMITTED]

















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


                             MORTGAGE LOAN NO. 8 --
                            OLD TOWN SHOPPING CENTER

                  [PHOTO OF OLD TOWN SHOPPING CENTER OMITTED]


                  [PHOTO OF OLD TOWN SHOPPING CENTER OMITTED]



[PHOTO OF OLD TOWN SHOPPING CENTER OMITTED] [PHOTO OF OLD TOWN SHOPPING CENTER OMITTED]


















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 8 -- OLD TOWN SHOPPING CENTER
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          BSCMI

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $31,500,000

CUT-OFF DATE BALANCE:          $31,500,000

FIRST PAYMENT DATE:            04/01/2004

INTEREST RATE:                 5.87500%

AMORTIZATION TERM:             Yrs. 1-2: IO
                               Yrs. 3-10: 360 months
ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 03/01/2014

EXPECTED MATURITY BALANCE:     $27,900,316

SPONSORS:                      Westwood Financial Corporation, Steven Fogel and
                               Howard Banchik

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from date of securitization,
                               with U.S. Treasury defeasance for the following
                               91 payments, and open to prepayment without premium thereafter until the maturity date.


CUT-OFF DATE BALANCE PER SF:   $118.80

UP-FRONT RESERVES:             RE Taxes:      $142,446

                               Insurance:     $23,486

                               Replacement:   $2,398

                               TI / LC:       $8,333

                               Required
                               Repairs:       $132,750

                               Other:         See footnote 1

ONGOING RESERVES:              RE Taxes:      $47,482 / month

                               Insurance:     $2,349 / month

                               Replacement:   $2,398 / month

                               TI / LC:       $8,333 / month

LOCKBOX:                       In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:            NAP

SINGLE ASSET/PORTFOLIO:   Single Asset

PROPERTY TYPE:            Retail

PROPERTY SUB-TYPE:        Anchored

LOCATION:                 Dallas, TX

YEAR BUILT/RENOVATED:     1970, 1995, 2002 and 2004 / 2004

PERCENT LEASED (AS OF):   96.2% (02/01/04)


NET RENTABLE AREA: (2)    265,146


THE COLLATERAL:           A grocery anchored retail center in Dallas, TX, 5
                          miles from downtown Dallas and less than 2 miles from Southern Methodist University.

OWNERSHIP INTEREST:       Fee



                                                    LEASE
MAJOR TENANTS             % NRA (2)  RENT PSF     EXPIRATION
-------------             -----      --------     ----------

Tom Thumb (Ground Lease)    25.7%      $9.75      08/30/2015

Borders Books               15.1%     $13.98      03/31/2011

Michaels Stores             9.1%      $13.00      05/31/2012


PROPERTY MANAGEMENT:      Lincoln Property Company Commercial, Inc.







U/W NET CASH FLOW:        $3,492,611

APPRAISED VALUE (AS OF):  $46,180,000 (12/01/03)

CUT-OFF DATE LTV RATIO:   68.2%

LTV RATIO AT MATURITY:    60.4%

U/W DSCR:                 1.86x
--------------------------------------------------------------------------------


(1) A $3,172,658 escrow was provided by the prior owner for the PetsMart construction costs and 2 years of rent under the PetsMart lease. Such construction is being performed by the prior owner of the property. PetsMart cannot terminate its lease due to a construction delay. The borrower has assigned their rights under the escrow agreement to secure the mortgage loan.

(2) Includes 73,375 square feet for which the tenants own their improvements and ground lease the pad from the borrower.

THE OLD TOWN SHOPPING CENTER LOAN

     THE LOAN. The eighth largest loan (the "Old Town Shopping Center Loan") is a $31,500,000 first mortgage loan, secured by the borrowers' fee simple interest in an anchored retail center located in Dallas, Texas.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     THE BORROWER. Each borrower is a single purpose entity who owns no material assets other than Old Town Shopping Center and related interests. Each borrowers' managing members has two independent directors. A non-consolidation opinion was delivered at closing. The sponsors are Westwood Financial Corporation, Steven Fogel and Howard Banchik. Westwood Financial Corporation was formed in 1970 by Steven Fogel and Howard Banchik and during its 30-year history, has owned over 225 properties, mainly retail properties in the Western United States. Westwood Financial Corporation is a privately owned real estate company with a staff of 40 located in its Los Angeles, California headquarters and its Phoenix and Sacramento regional offices. Currently Westwood Financial owns 80 shopping centers, which are comprised almost entirely of neighborhood shopping centers.

     THE PROPERTY. Old Town Shopping Center is a 265,146 square foot, grocery anchored retail center in Dallas, TX. The collateral for the loan consists of the land and improvements on 191,771 square feet while the remaining 73,375 square feet of improvements are subject to ground leases from the borrower. The Tom Thumb improvements are owned by the tenant and are not collateral for the mortgage loan. The property is approximately five miles north of downtown Dallas, and less than 2 miles east of Southern Methodist University. The center consists of twelve one-story retail buildings constructed on a 22.87-acre lot. The 2003 regional and local demographics are strong, with average household incomes of $85,339 and $77,541 and a population of 175,831 and 411,636 in the respective three- and five-mile radii. Average sales for those tenants that report sales were $434psf in 2003.

     SIGNIFICANT TENANTS. As of February 1, 2004, the property was 96.2% leased. Approximately 70% of the square feet, or 61% of gross potential rent, is derived from regional and nationally recognized retail tenants, and approximately 26% of the square feet, or 17% of the gross potential rent, is derived from investment grade rated tenants.

     Tom Thumb leases 68,150 sq.ft. (25.7% of the NRA) under a ground lease for $9.75psf expiring in August 2015 with four 5-year extension options. Tom Thumb is a subsidiary of Safeway (NYSE: SWY; rated BBB/Baa2/BBB by S/M/F) which has approximately 1,820 Safeway stores across the US and Canada, including 137 Randalls and Tom Thumb stores in Texas. Safeway's net sales for 2003 were $35.6 billion, an increase of 10.1% over 2002 sales of $32.4 billion. Tom Thumb reported 2003 sales of $461 per square foot and an occupancy cost of 2.8% at the Mortgaged Property.

     Borders Books (NYSE: BGP) leases 40,061 sq.ft. (15.1% of the NRA) under a lease for $13.98psf expiring in March 2011 with three 5-year extension options. Borders Group, Inc., is a publicly held Fortune 500 company with over 32,000 employees. As of April 25, 2004, Borders Group operated 485 Borders stores throughout the U.S., U.K. and the Pacific Rim; and approximately 712 Waldenbooks stores in malls across the U.S. Net sales for 2003 were $3.7 billion, an increase of 6.2% over 2002 sales of $3.5 billion. Net income for 2003 was $120 million, an increase of 7.4% over 2002 net income of $112 million.

     Michaels Stores (NYSE: MIK; rated BB+/Ba1/NR by S/M/F) leases 24,051 sq.ft. (9.1% of the NRA) under a lease for $13.00psf expiring in May 2012 with four 5-year extension options. Michaels Stores, Inc. owns and operates a chain of retail specialty stores featuring a variety of home decorations and art and crafts items. As of January 31, 2004, Michaels Stores, Inc. operates 805 Michaels and 158 Aaron Brothers stores in 48 states and Canada. Net sales for year 2003 was $3.1 billion, an increase of 8.2% over year 2002 sales of $2.9 billion. Net income for year 2003 was $177.8 million, an increase of 26.8% over year 2002 net income of $140.3 million.

     PROPERTY MANAGEMENT. The property manager, Lincoln Property Company Commercial, Inc., was founded in 1965 and manages properties throughout the United States. As of June 1, 2004, Lincoln Property Company Commercial, Inc. manages 16 shopping centers comprising over 2 million square feet.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     ADDITIONAL INDEBTEDNESS. There is a second mortgage on the property of approximately $3.36 million held by OT Financing Partners, LP, an affiliate of the borrower. The second mortgage is subject to an intercreditor agreement and a subordination and standstill agreement. No future debt is permitted.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.














This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4



                    [MAP OF OLD TOWN SHOPPING CENTER OMITTED]



















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


                   MORTGAGE LOAN NO. 9 -- REDHAWK TOWNE CENTER

[PHOTO OF REDHAWK TOWNE CENTER OMITTED]  [PHOTO OF REDHAWK TOWNE CENTER OMITTED]


[PHOTO OF REDHAWK TOWNE CENTER OMITTED]

                                         [PHOTO OF REDHAWK TOWNE CENTER OMITTED]

[PHOTO OF REDHAWK TOWNE CENTER OMITTED]












This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 9 -- REDHAWK TOWNE CENTER
--------------------------------------------------------------------------------
                      LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          BSCMI

LOAN PURPOSE:                  Refinance

ORIGINAL BALANCE:              $29,000,000

CUT-OFF DATE BALANCE:          $28,970,613

FIRST PAYMENT DATE:            06/01/2004

INTEREST RATE:                 5.20000%

AMORTIZATION TERM:             360 months

ARD:                           Yes

ANTICIPATED REPAYMENT DATE:    05/01/2014

MATURITY DATE:                 05/01/2034


EXPECTED MATURITY BALANCE:     $24,052,420

SPONSOR:                       Price Legacy Corporation

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from date of securitization,
                               with U.S. Treasury defeasance for the following
                               93 payments, and open to prepayment without premium thereafter until the maturity date.





CUT-OFF DATE BALANCE PER SF:   $83.89

UP-FRONT RESERVES:             None

ONGOING RESERVES:              RE Taxes:          Springing (1)
                               Insurance:         Springing (1)
                               Replacement:       Springing (1)
                               TI / LC:           Springing (1)

LOCKBOX:                       In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:           NAP

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Retail

PROPERTY SUB-TYPE:       Anchored

LOCATION:                Temecula, CA

YEAR BUILT/RENOVATED:    2003 / NAP

PERCENT LEASED (AS OF):  100% (02/01/04)

NET RENTABLE AREA: (2)   345,358

THE COLLATERAL:          A newly-constructed anchored retail center located in
                         Temecula, Califonia.

OWNERSHIP INTEREST:      Fee




                                                    LEASE
MAJOR TENANTS              % NRA (2)   RENT PSF   EXPIRATION
-------------              -----       --------   ----------

Wal-Mart (Ground
Lease)                     43.3%      $4.20      01/24/2028

Kohl's (Ground Lease)      25.7%      $3.52      03/31/2023

Ross                       8.7%       $10.75     10/31/2013

PROPERTY MANAGEMENT:     Price Legacy Corporation



U/W NET CASH FLOW:       $2,527,013

APPRAISED VALUE (AS OF): $38,700,000 (01/17/04)

CUT-OFF DATE LTV RATIO:  74.9%

LTV RATIO AT MATURITY:   62.2%

U/W DSCR:                1.32x
--------------------------------------------------------------------------------

(1) The above monthly reserves are required only if Price Legacy Corporation fails to maintain a minimum net worth of $525,000,000.

(2) Includes 252,996 square feet for which the tenants own their improvements and ground lease the pad from the borrower.

THE REDHAWK TOWNE CENTER LOAN

     THE LOAN. The ninth largest loan (the "Redhawk Towne Center Loan") is a $29,000,000 first mortgage loan, secured by the borrower's fee simple interest in an anchored retail center located in Temecula, California.

     THE BORROWER. The borrower, Redhawk Towne Center II, LLC, owns no material assets other than Redhawk Towne Center and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Price Legacy Corporation (Nasdaq: PLRE), is a real estate investment trust (REIT) engaged in the acquisition, operation, development and sales of open-air shopping centers nationwide. As of December 31, 2003, Price Legacy Corporation owned 42 properties (8.2 million square feet), owned 6 parcels of land and had assets totaling $1.17 billion.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     THE PROPERTY. Redhawk Towne Center is a newly-constructed, 345,358 square foot, Wal-Mart and Kohl's anchored retail center in Temecula, CA. The collateral for the loan consists of the land and improvements on 92,362 square feet while the remaining 252,996 square feet of improvements are subject to ground leases from the borrower. The Wal-Mart and Kohl's improvements are owned by the tenants and are not collateral for the mortgage loan. The property is located between two master planned communities on the southeast corner of Redhawk Parkway and State Highway 79 in the southeastern region of the city of Temecula. 2003 regional and local demographics had average household incomes of $70,718 and $69,500 and a population of 58,354 and 82,772 in the respective three- and five-mile radii.

     SIGNIFICANT TENANTS. As of February 1, 2004, the property was 100% leased. Approximately 98% of the square footage, or 91% of gross potential rent, is derived from regional and nationally recognized retail tenants, and approximately 88% of the square footage, or 65% of the gross potential rent, is derived from investment grade rated tenants.

     Wal-Mart (NYSE: WMT; rated AA/Aa2/AA by S/M/F) leases 149,550 sq.ft. (43.3% of the NRA) under a ground lease for $4.20psf expiring in January 2028 with six 5-year extension options. Wal-Mart has approximately 3,551 stores across the United States. Net sales for year 2003 were $259 billion, an increase of 4.9% over 2002 sales of $247 billion. Net income for year 2003 was $9 billion, an increase of 12.6% over 2002 net income of $8 billion.

     Kohl's (NYSE: KSS; rated A-/A3/A by S/M/F) leases 88,728 sq.ft. (25.7% of the NRA) under a ground lease for $3.52psf expiring in March 2023 with two 10-year extension options. Founded in 1962, Kohl's Corporation operates specialty department stores that feature moderately-priced apparel, shoes, accessories, soft home products and housewares. As of May 1, 2004, Kohl's Corporation operated 589 stores in 38 states. During 2003, Kohl's had net income of $591 million. Net sales for year 2003 were $10.3 billion, an increase of 13% over fiscal year 2002 sales of $9.1 billion.

     Ross Stores, Inc. (NASDAQ: ROST; rated BBB/NR/NR by S/M/F), occupies 30,187 sq.ft. (8.7% of NRA) under a lease for $10.75psf expiring in October 2013 with four 5-year extension options. Ross Stores, Inc. began in 1982 with six stores in the San Francisco Bay Area. At the end of fiscal 2003, there were 568 Ross `Dress For Less' Stores in 25 states. The average new store features approximately 30,000 gross square feet in a self-service format that is conveniently located in a neighborhood shopping center. Net sales for year 2003 were $3.9 billion, an increase of 11.0% over 2002 sales of $3.5 billion. Net income for year 2003 was $228.1 million, an increase of 13.4% over 2002 net income of $201.2 million.

     PROPERTY MANAGEMENT. The property is self managed by the borrower, which is controlled by Price Legacy Corporation. As of December 31, 2003, Price Legacy Corporation owned and managed 40 properties (8.7 million square feet; 94% leased) through regional offices located in Arizona, California, Florida and Virginia.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


                                           [MAP OF REDHAWK TOWNE CENTER OMITTED]

[PHOTO OF REDHAWK TOWNE CENTER OMITTED]















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


                      MORTGAGE LOAN NO. 10 -- CLUB QUARTERS


                        [PHOTO OF CLUB QUARTERS OMITTED]

















This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 -- CLUB QUARTERS
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          PMCF

LOAN PURPOSE:                  Refinance

ORIGINAL BALANCE:              $28,300,000

CUT-OFF DATE BALANCE:          $28,300,000

FIRST PAYMENT DATE:            07/01/2004

INTEREST RATE:                 5.51000%

AMORTIZATION TERM:             300 months

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 06/01/2009

EXPECTED MATURITY BALANCE:     $25,444,365

SPONSORS:                      Financial District Associates L.P.

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               25-payment lockout from date of securitization,
                               with U.S. Treasury defeasance for the following
                               31 payments, and open to prepayment without premium thereafter until the maturity date.

CUT-OFF DATE BALANCE PER SF:   $97,924


UP-FRONT RESERVES:             Taxes:          $253,774

                               Insurance:      $50,621


ONGOING RESERVES:              Taxes:          $35,226 / month

                               Insurance:      $6,477 / month

                               FF&E: (1)       $35,905 / month

LOCKBOX:                       In-Place, Hard (A/B)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:           NAP

SINGLE ASSET/PORTFOLIO:  Single Asset

PROPERTY TYPE:           Hospitality

PROPERTY SUB-TYPE:       Full Service

LOCATION:                New York, NY

YEAR BUILT/RENOVATED:    1903 / 1995

OCCUPANCY RATE (AS OF):  76.83% (04/30/04)

UNITS:                   289

THE COLLATERAL:          A 289 room full service hotel located in the Financial
                         District of New York City.

OWNERSHIP INTEREST:      Leasehold











PROPERTY MANAGEMENT:     Club Quarters Management Company, L.L.C.

U/W NET CASH FLOW:       $3,767,080

APPRAISED VALUE (AS OF): $61,000,000 (06/01/04)

CUT-OFF DATE LTV RATIO:  46.4%

LTV RATIO AT MATURITY:   41.7%

U/W DSCR:                1.80x
--------------------------------------------------------------------------------

(1) The borrower is required to fund a FF&E Reserve in an amount not less than 3.0% of gross revenues.

THE CLUB QUARTERS LOAN

     THE LOAN. The tenth largest loan (the "Club Quarters Hotel Loan") is a $28,300,000 first mortgage loan secured by the borrower's leasehold interest in the Club Quarters Hotel located at 52 William Street, New York, New York.

     THE BORROWER. The borrower is 52 William Street Company, LLC. The borrower is a single purpose entity that owns no material assets other than the property. A non-consolidation opinion was delivered at closing.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4

     THE PROPERTY. The property is a 21-story, 289-room, full service lodging facility located in the Financial District of New York City. The building was constructed in 1903 and converted by the borrower in 1995 at a cost of approximately $18,400,000 ($63,668/room), from a bank office building into a private hotel. The area immediately surrounding the property contains the corporate headquarters of many of the nations largest banking, insurance, and financial service companies including JP Morgan Chase, AIG, Bank of New York, and the Federal Reserve Bank of New York. The property contains 268 single rooms and 21 suites, as well as approximately 5,000 square feet of meeting space on the second floor. Other on-site amenities include an exercise room, cocktail lounge, and guest laundry facilities. Adjacent to the private lobby on the ground floor is a restaurant, Bull Run, which is operated by a party unaffiliated with the borrower and which provides breakfast, lunch, dinner, and room service to hotel guests.

     Founded in 1992, the Club Quarters hotel chain pioneered a unique model catering to business travelers that is based on pre-selling contracted rooms to leading corporations ("members") in each of the markets in which it operates. These markets include the midtown and financial districts of New York City, Washington D.C., Boston, Philadelphia, Chicago, San Francisco and two London locations. Club Quarters is designed to cost 30% to 50% less than regular hotels so that members can make significant annual reductions in overhead for travel, meetings, and services.

     PROPERTY MANAGEMENT. The property is managed by Club Quarters Management Company, L.L.C., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. The property is subject to a 49-year ground lease expiring on June 21, 2043 between the borrower as the ground lessee and an unaffiliated third party as the ground lessor. There are no renewal options. The ground lessee has the option to purchase the site from the ground lessor at any time during the term of the lease for stipulated prices that vary throughout the term.

     RELEASE OF PARCELS. Not allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                           $895,241,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR4


[MAP OF CLUB QUARTERS OMITTED]


                                                  [MAP OF CLUB QUARTERS OMITTED]












This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
                      -------------------------------------
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
               ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its
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Should you receive Information that refers to the "Statement Regarding
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The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.